UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22717
                                                    -----------

                      First Trust Exchange-Traded Fund VI
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             ---------------

                  Date of reporting period: September 30, 2015
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

--------------------
Annual Report

September 30, 2015
--------------------


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Table of Contents
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2015

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV)...............  4
      Multi-Asset Diversified Income Index Fund (MDIV........................  6
      International Multi-Asset Diversified Income Index Fund (YDIV).........  8
      First Trust High Income ETF (FTHI)..................................... 11
      First Trust Low Beta Income ETF (FTLB)................................. 14
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)................ 17
      First Trust Dorsey Wright Focus 5 ETF (FV)............................. 19
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR).......... 21
      First Trust RBA Quality Income ETF (QINC).............................. 23
      First Trust Dorsey Wright International Focus 5 ETF (IFV).............. 25
Notes to Fund Performance Overview........................................... 27
Understanding Your Fund Expenses............................................. 28
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV)............... 30
      Multi-Asset Diversified Income Index Fund (MDIV)....................... 32
      International Multi-Asset Diversified Income Index Fund (YDIV)......... 37
      First Trust High Income ETF (FTHI)..................................... 43
      First Trust Low Beta Income ETF (FTLB)................................. 46
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)................ 49
      First Trust Dorsey Wright Focus 5 ETF (FV)............................. 51
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR).......... 52
      First Trust RBA Quality Income ETF (QINC).............................. 53
      First Trust Dorsey Wright International Focus 5 ETF (IFV).............. 55
Statements of Assets and Liabilities......................................... 56
Statements of Operations..................................................... 58
Statements of Changes in Net Assets.......................................... 60
Financial Highlights......................................................... 64
Notes to Financial Statements................................................ 72
Report of Independent Registered Public Accounting Firm...................... 84
Additional Information....................................................... 85
Board of Trustees and Officers............................................... 94
Privacy Policy............................................................... 96


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2015
Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund VI.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended September 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East and a sharp decline in oil prices, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets is the fact that many economists had been predicting that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2015

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 24 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

In the current climate, investor sentiment is largely being shaped by three looming factors, in our opinion. They are as follows: slower economic growth and the stock market sell-off in China, uncertainty over the near-term direction of oil prices and the Federal Reserve's timetable for initiating its first increase of the federal funds target rate since June 2006. It has stood at 0-0.25% since December 2008. The S&P 500(R) Index posted its first correction in four years in August. The S&P 500(R) Index typically experiences a 10% or more correction every 18 months, on average, according to Sam Stovall, chief stock strategist at S&P Capital IQ. Stovall also noted that it typically takes just four months for the index to recover from a correction, according to Kiplinger. The only major sector in the index that posted a positive total return in Q3 2015 was Utilities, up 5.40%, according to Bloomberg. Utilities are considered to be defensive in nature. The S&P 500(R) Index was down 6.44% in the quarter.

Data from the Bureau of Labor Statistics shows that the Consumer Price Index ("CPI") headline rate in the U.S. stood at 0.2%, on a year-over-year basis, in August 2015, the most recent month available. The CPI core rate, which excludes the more volatile food and energy categories, stood at 1.8% in August. The Federal Reserve (the "Fed") tends to track this inflation rate more closely than the headline rate. The Fed has stated that its goal is to keep the CPI core rate at or below 2.0%. The U.S. economy did accelerate in Q2 2015, as reported in late September, but we have seen such growth spurts before only to see them dissipate. Real U.S. GDP came in at 3.9% (annualized) in Q2 2015, up from an annualized 0.6% in Q1 2015, according to the Bureau of Economic Analysis. From June 2009 through June 2015, U.S. real GDP growth averaged 2.1%.

Corporate America remains cash rich. The cash and equivalents balance in the S&P 500(R) Index, excluding Financials, Utilities and Transportation companies, stood at $1.43 trillion in Q2 2015, the latest data available, according to FactSet. That amount was up 5.5% year-over-year and up 3.9% from Q1 2015. What makes this metric even more compelling, in our opinion, is that in addition to all of the increases in stock dividend distributions (see below) and capital spent on stock repurchases, these companies spent $55.4 billion on research and development in Q2 2015, the most in a decade, according to FactSet.

STATE OF DIVIDEND INCOME DISTRIBUTIONS

The number of publicly traded companies paying a cash dividend rose over the past 12 months. While the percentage of payers in the S&P 500(R) Index fell slightly from 84.3% in Q3 2014 to 83.8% in Q3 2015, the percentage in the S&P MidCap 400(R) Index increased from 67.5% in Q3 2014 to 70.5% in Q3 2015, according to S&P Dow Jones Indices. The percentage of payers in the S&P SmallCap 600(R) Index rose from 51.2% in Q3 2014 to 53.9% in Q3 2015.

The financial sector was the top contributor to the total dividend payout of the S&P 500(R) Index at the close of Q3 2015. As of September 30, 2015, financial stocks were contributing 15.56% of the S&P 500(R) Index's dividend distribution, according to S&P Dow Jones Indices. The other nine major sectors contributed the following as of September 30, 2015: Information Technology (15.39%); Consumer Staples (12.31%); Energy (11.34%); Health Care (11.22%); Industrials (10.89%);
Consumer Discretionary (9.12%); Telecommunication Services (5.80%); Utilities (5.33%); and Materials (3.04%).

The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions increased by a net (increases less decreases) $10.0 billion in Q3 2015, down from the $12.3 billion increase registered in Q3 2014, according to its own release. For the 12-month period ended September 30, 2015, dividend increases (net) totaled $49.1 billion, down from $55.5 billion for the same period ended September 30, 2014. In Q3 2015, there were 497 dividend increases, down from the 563 dividend increases in Q3 2014. The number of dividends cut or suspended in Q3 2015 totaled 105, up from the 65 cut or suspended in Q3 2014. Energy issues still dominate the dividend reductions, according to Howard Silverblatt, senior index analyst at S&P Dow Jones Indices.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 Technology and Telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a Technology or Telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. International securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/13/12)   Inception (8/13/12)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -7.92%            32.31%                 9.35%
 Market Price                                                               -8.15%            32.02%                 9.28%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                                       -7.39%            35.03%                10.07%
 S&P 500(R) Index                                                           -0.61%            46.14%                12.88%
 S&P 500 Information Technology Index                                        2.12%            44.60%                12.50%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -7.92% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The Internet Software & Services industry was the top-contributing industry in the Fund with a 0.2% contribution to return. The Fund's holdings from the industry had an average weighting of 0.7% and returned 28.8%. Within the industry, j2 Global Inc. was the best-performing security with a 46.1% return, followed by NetEase, Inc., which had a return of 36.1%. The Wireless Telecommunication Services industry was the worst-performing industry with a -25.8% return. On a relative basis, the Fund underperformed the benchmark. The Fund's exposure to the IT Services industry was the main driver behind the underperformance. The Fund held the IT Services industry at an average weighting of 9.2%, 5.7% higher than the benchmark, and returned -17.2%, 24.9% lower than the benchmark, causing a -1.8% drag. International Business Machines Co., in particular, caused -1.5% of that drag from the Fund being overweight the poor-performing security.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       79.38%
Telecommunication Services                   19.17
Consumer Discretionary                        0.81
Industrials                                   0.50
Health Care                                   0.14
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Intel Corp.                                   8.59%
Microsoft Corp.                               8.27
Cisco Systems, Inc.                           8.25
International Business Machines Corp.         7.97
Apple, Inc.                                   7.96
Oracle Corp.                                  3.96
QUALCOMM, Inc.                                3.86
Texas Instruments, Inc.                       3.27
Hewlett-Packard Co.                           2.45
                                            ------
     Total                                   54.58%
                                            ======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             AUGUST 13, 2012 - SEPTEMBER 30, 2015

            First Trust NASDAQ Technology  NASDAQ Technology   S&P 500(R)  S&P 500 Information
            Dividend Index Fund            Dividend Index(SM)  Index       Technology Index
8/13/12     $10,000                        $10,000             $10,000     $10,000
9/30/12       9,928                          9,935              10,290      10,247
3/31/13      10,915                         10,959              11,339      10,105
9/30/13      11,665                         11,751              12,281      10,954
3/31/14      13,185                         13,329              13,817      12,690
9/30/14      14,369                         14,579              14,704      14,160
3/31/15      14,459                         14,712              15,576      14,989
9/30/15      13,230                         13,502              14,614      14,460

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/14/12 - 9/30/12         33          0          0          0             0          0          0          0
10/1/12 - 9/30/13        230          1          0          0            19          0          0          0
10/1/13 - 9/30/14        210          1          0          0            39          2          0          0
10/1/14 - 9/30/15        161          3          0          0            84          4          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts (20%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund ("ETF") (20%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an exchange-traded fund that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/13/12)   Inception (8/13/12)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -8.57%            10.16%                 3.14%
 Market Price                                                               -8.61%            10.21%                 3.15%

INDEX PERFORMANCE
 NASDAQ Multi-Asset Diversified Income Index(SM)                            -7.82%            12.57%                 3.85%
 S&P 500(R) Index                                                           -0.61%            46.14%                12.88%
 Dow Jones U.S. Select Dividend Index(SM)*                                   2.24%            42.75%                12.04%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -8.57% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The MLP sleeve, which was weighted at an average 18.3% over the period, was the worst-performing sleeve with a -44.4% return, causing a -10.1% contribution to the Fund's return. The Equity sleeve, which was the top-performing sleeve, contributed 2.1% to the Fund's return with a 7.4% total return. The Preferred security sleeve, which had an average weighting of 19.0%, returned 4.5% and contributed 0.8%. The high-yield corporate debt ETF sleeve, with an average weighting of 19.3% over the period, returned 0.6%, creating a 0.1% contribution. The REITs sleeve, which had an average weighting of 20.5% over the period, returned -0.5% and contributed -0.1%.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   63.92%
Energy                                       18.74
Utilities                                    10.62
Industrials                                   2.28
Consumer Discretionary                        1.16
Telecommunication Services                    1.00
Consumer Staples                              0.77
Materials                                     0.69
Health Care                                   0.46
Information Technology                        0.36
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF          20.12%
Enterprise Products Partners, L.P.            1.40
Capital Product Partners, L.P.                1.09
Northern Tier Energy, L.P.                    1.03
LaSalle Hotel Properties                      0.99
Education Realty Trust, Inc.                  0.99
Dorchester Minerals, L.P.                     0.99
Teekay LNG Partners, L.P.                     0.99
EPR Properties                                0.98
GEO Group, Inc.                               0.96
                                            ------
     Total                                   29.54%
                                            ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                AUGUST 13, 2012 - SEPTEMBER 30, 2015

            Multi-Asset Diversified  NASDAQ Multi-Asset            S&P 500(R)  Dow Jones U.S. Select
            Income Index Fund        Diversified Income Index(SM)  Index       Dividend Index(SM)
8/13/12     $10,000                  $10,000                       $10,000     $10,000
9/30/12      10,118                   10,132                        10,290      10,134
3/31/13      11,236                   11,298                        11,339      11,370
9/30/13      10,936                   11,020                        12,281      12,105
3/31/14      11,647                   11,775                        13,817      13,620
9/30/14      12,048                   12,211                        14,704      13,962
3/31/15      12,174                   12,407                        15,576      15,001
9/30/15      11,016                   11,256                        14,614      14,275

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/14/12 - 9/30/12         33          0          0          0             0          0          0          0
10/1/12 - 9/30/13        217          2          0          0            31          0          0          0
10/1/13 - 9/30/14        206          2          0          0            42          2          0          0
10/1/14 - 9/30/15        175          2          0          0            67          8          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in non-U.S. dividend-paying equity securities and/or depositary receipts (20%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%) and an exchange-traded fund ("ETF") (20%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which are composed of non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, some of which may be located in emerging markets, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/22/13)   Inception (8/22/13)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                       -17.29%            -10.77%               -5.26%
 Market Price                                                              -17.49%            -10.28%               -5.02%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified Income Index(SM)             -16.40%             -8.11%               -3.93%
 MSCI World Index Ex-US                                                    -10.14%             -1.12%               -0.53%
 Dow Jones EPAC Select Dividend(TM) Index*                                 -17.75%             -9.44%               -4.60%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -17.29% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index Ex-U.S. generated a return of -10.14%. Over the period, the non-U.S. preferred sleeve was the worst-performing sleeve with a -32.4% return and a -5.1% contribution. The top-performing sleeve was the non-U.S. fixed income ETF sleeve with a -10.4% return and a -2.1% contribution. Many currencies did not aid in the performance of the Fund as the U.S. Dollar strengthened versus many currencies; however, the British Pence and Hong Kong Dollar delivered 0.5% and 0.15% contributions, respectively, to the Fund's performance.

* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   70.78%
Utilities                                    20.48
Energy                                        3.05
Industrials                                   1.98
Telecommunication Services                    1.31
Consumer Discretionary                        1.17
Materials                                     0.70
Information Technology                        0.53
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Market Vectors Emerging Markets Local
   Currency Bond ETF                         19.85%
Commonwealth Bank of Australia,
   Series VII                                 1.68
Royal Bank of Canada, Series BD               1.60
Australia & New Zealand Banking Group
   Ltd., Series CPS2                          1.52
Australia & New Zealand Banking Group
   Ltd., Series CPS3                          1.46
Westpac Banking Corp., Series CN1             1.28
TransAlta Corp.                               1.27
Keppel Infrastructure Trust                   1.24
National Australia Bank Ltd.,
   Series CPS                                 1.22
National Australia Bank Ltd.,
   Series CPS2                                1.17
                                            ------
     Total                                   32.29%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION*                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Australia                                    21.33%
United States                                19.85
Canada                                       19.69
Singapore                                     9.29
United Kingdom                                3.96
Hong Kong                                     2.95
Malaysia                                      2.74
Taiwan                                        2.60
Thailand                                      2.14
Sweden                                        2.04
France                                        1.95
China                                         1.26
Switzerland                                   1.16
Germany                                       1.15
South Africa                                  1.15
Chile                                         1.14
Finland                                       0.97
Czech Republic                                0.95
New Zealand                                   0.77
Italy                                         0.76
Netherlands                                   0.67
Bermuda                                       0.50
Israel                                        0.33
Norway                                        0.33
Austria                                       0.32
                                            ------
     Total                                  100.00%
                                            ======


* Portfolio securities are categorized based upon their country of incorporation, which can be different (from the country categorization of the Fund's underlying index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 22, 2012 - SEPTEMBER 30, 2015

            International Multi-Asset      NASDAQ International Multi-Asset  MSCI World   Dow Jones EPAC Select
            Diversified Income Index Fund  Diversified Income Index(SM)      Index Ex-US  Dividend(TM) Index
8/13/12     $10,000                        $10,000                           $10,000      $10,000
9/30/13      10,380                         10,424                            10,493       10,600
3/31/14      10,759                         10,883                            11,158       11,499
9/30/14      10,788                         10,991                            11,003       11,009
3/31/15      10,290                         10,552                            11,003       10,575
9/30/15       8,923                          9,189                             9,887        9,056

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/23/13 - 9/30/13         17          1          0          0             8          0          0          0
10/1/13 - 9/30/14         47         89         55          2            41         17          1          0
10/1/14 - 9/30/15        105         98         18          1            23          3          4          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund" or "FTHI") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index"), in order to seek additional cash flow in the form of option premiums. These premiums may be distributed to shareholders on a monthly basis. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "FTHI."

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained solid during the fiscal period from October 1, 2014 to September 30, 2015. During the period, U.S. GDP grew by an estimated 2.1% with the headline U.S. unemployment rate falling in tandem, dropping from 5.9% in September of 2014 to 5.1% in September of 2015. The total number of new non-farm payroll jobs created during the fiscal period was estimated at 2.7 million, or approximately 229,000 per month.

The overall steady performance of the U.S. economy and the declining unemployment rate did not however, translate into higher stock prices or higher interest rates. The Federal Reserve Open Market Committee ("FOMC") left rates unchanged throughout the year, as global economic concerns weighed heavily on potential future U.S. growth. In the early portion of the fiscal period, a collapse in the price of oil and a simultaneous rally in the U.S. dollar created deflationary pressures in the global economy and economic headwinds for U.S. exports. Shortly thereafter, the Greek debt restructuring process took several unexpected twists and turns, which created market uncertainty in Europe and further boosted the U.S. dollar rally. Finally, near the end of the fiscal period, China's economy along with a variety of other emerging market economies appeared to be slowing quickly, resulting in more global growth uncertainty.

During this fiscal period, U.S. equity markets, as represented by the Index, posted a total return of -0.61%. For the first half of the fiscal period, the Index rallied 5.92% on the continued growth in the U.S. economy, which boded well for U.S. corporate profits. However, during the second half of the fiscal period, the Index declined -6.18%, as U.S. corporate earnings and future estimated earnings declined, due to the economic headwinds created by the strong dollar and slowing emerging market economies (especially China).

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -0.96%             3.66%                 2.10%
 Market Price                                                               -1.01%             3.60%                 2.06%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                                        0.36%             6.96%                 3.96%
 S&P 500(R) Index                                                           -0.61%             8.93%                 5.06%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund returned -1.01% on a market price basis and -0.96% on a NAV basis for the 12-month period ended September 30, 2015. The Fund's benchmark, the CBOE S&P 500 BuyWrite Monthly Index ("Benchmark") returned 0.36% during the same period. During the fiscal period, the Fund paid a distribution in each of the months, with the payable date being the last business day of the month. The average monthly distribution has been $0.0844 per share, with the September 30, 2015 NAV equal to $19.12.

The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-the-money Index call options to seek additional cash flow in the form of option premiums which may be distributed to shareholders on a monthly basis as incremental dividends.

The Fund tilts its equity holdings toward higher-paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this period, where possible, the portfolio managers favored lower beta companies and companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals and lower betas will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options underperformed the Benchmark's option strategy. The underperformance was driven by the Fund's conservative overwrite position, overwriting approximately 55% of the Fund's assets versus the Benchmark's 100% overwrite. Additionally, the Fund's strategy of writing out-of-the-money calls resulted in a small amount of underperformance over the period relative to the Index strategy using at-the-money calls.

The Fund's equity holdings during the period underperformed the Benchmark's equity holdings, resulting in the additional underperformance of the Fund versus the Benchmark during the period. The Fund's tilt toward higher dividend-paying stocks, in combination with the Fund's position in lower-beta securities and securities with attractive cash flow characteristics, resulted in underperformance versus the broader large-cap market, as represented by the Index.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap weighted dividend yield of 2.54% versus the Index dividend yield of 2.13%. As of the end of the fiscal period, the Fund's option strategy was overwriting 66% of the Fund's assets with an average time to expiration of 50 days. The combination of our dividend-tilted equity holdings plus our options strategy provide the Fund a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       21.75%
Industrials                                  18.54
Consumer Discretionary                       18.20
Health Care                                  13.78
Consumer Staples                             11.15
Energy                                        7.68
Telecommunication Services                    4.39
Financials                                    3.30
Materials                                     1.21
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   4.35%
Lockheed Martin Corp.                         2.65
Thomson Reuters Corp.                         2.64
Casey's General Stores, Inc.                  2.64
General Electric Co.                          2.63
United Parcel Service, Inc., Class B          2.61
Home Depot (The), Inc.                        2.60
Johnson & Johnson                             2.55
Exxon Mobil Corp.                             2.54
Philip Morris International, Inc.             2.54
                                            ------
     Total                                   27.75%
                                            ======


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             JANUARY 6, 2014 - SEPTEMBER 30, 2015

            First Trust High  CBOE S&P 500 BuyWrite  S&P 500(R)
            Income ETF        Monthly Index          Index
1/6/14      $10,000           $10,000                $10,000
3/31/14      10,093            10,250                 10,299
9/30/14      10,466            10,657                 10,960
3/31/15      10,918            10,748                 11,610
9/30/15      10,366            10,696                 10,893

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          85          1          0          0            98          1          0          0
10/1/14 - 9/30/15        117          3          1          3           125          3          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund" or "FTLB") is an actively managed exchange-traded fund. The Fund's investment objective is to provide current income. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. Those premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "FTLB."

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained solid during the fiscal period from October 1, 2014 to September 30, 2015. During the period, U.S. GDP grew by an estimated 2.1% with the headline U.S. unemployment rate falling in tandem, dropping from 5.9% in September of 2014 to 5.1% in September of 2015. The total number of new non-farm payroll jobs created during the fiscal period was estimated at 2.7 million, or approximately 229,000 per month.

The overall steady performance of the U.S. economy and the declining unemployment rate did not translate into higher stock prices or higher interest rates. The Federal Reserve Open Market Committee ("FOMC") left rates unchanged throughout the year, as global economic concerns weighed heavily on potential future U.S. growth. In the early portion of the fiscal period, a collapse in the price of oil and a simultaneous rally in the U.S. dollar created deflationary pressures in the global economy and economic headwinds for U.S. exports. Shortly thereafter, the Greek debt restructuring process took several unexpected twists and turns, which created market uncertainty in Europe and further boosted the U.S. dollar rally. Finally, near the end of the fiscal period, China's economy along with a variety of other emerging market economies appeared to be slowing quickly, resulting in more global growth uncertainty.

During this fiscal period, U.S. equity markets, as represented by the Index, posted a total return of -0.61%. For the first half of the fiscal period, the Index rallied 5.92% on the continued growth in the U.S. economy, which boded well for U.S. corporate profits. However, during the second half of the fiscal period, the Index declined -6.18%, as U.S. corporate earnings and future estimated earnings declined, due to the economic headwinds created by the strong dollar and slowing emerging market economies (especially China).

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -2.26%             1.48%                 0.85%
 Market Price                                                               -2.65%             1.48%                 0.85%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                                          -3.93%             2.77%                 1.59%
 S&P 500(R) Index                                                           -0.61%             8.93%                 5.06%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The CBOE S&P 500 95-110 Collar Index is a designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund returned -2.65% on a market price basis and -2.26% on a NAV basis for the 12-month period ended September 30, 2015. The Fund's benchmark, the CBOE S&P 500 95-110 Collar Index ("Benchmark") returned -3.93% during the same period. During the fiscal period, the Fund paid a distribution in each of the months, with the payable date being the last business day of the month. The average monthly distribution has been $0.0609 per share, with the September 30, 2015 NAV equal to $19.05.

The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-the-money Index call options to seek additional cash flow in the form of option premiums. The option premiums may be distributed to shareholders on a monthly basis as incremental dividends or be used to purchase puts on the Index to buffer the Fund's downside in the case of market sell-offs.

The Fund tilts its equity holdings toward higher-paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored lower-beta companies and companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay down debt. The portfolio managers believe that a portfolio tilted toward higher dividend-paying companies with solid cash flow fundamentals and lower betas will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options and purchasing out-of-the-money puts has outperformed the Benchmark's option strategy. The Fund typically sells call options which are 1% to 3% out-of-the-money relative to the Index and buys puts approximately 10% out-of-the-money. The Benchmark's call options are 10% out-of-the-money and the puts are 5% out-of-the-money. During this fiscal period, the Index (the underlying equity portfolio for the Benchmark) was slightly down on a price basis, resulting in the Fund benefitting from its call option overwriting program more so than the Benchmark strategy. Additionally, despite the market sell-off in the second half of the fiscal period, the put strategies for both the Fund and the Benchmark were drags on performance; however, the Fund's put strategy was less of a drag on performance than the strategy was for the Benchmark strategy.

The Fund's equity holdings during the performance period underperformed the Benchmark's equity holdings, diminishing but not removing the Fund's overall outperformance versus the Benchmark. The Fund's tilt toward higher dividend-paying stocks, in combination with the Fund's position in lower-beta securities and securities with attractive cash flow characteristics resulted in underperformance versus the broader large cap market, as represented by the Index.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap weighted dividend yield of 2.54% versus the Index dividend yield of 2.13%. As of the end of the fiscal period, the notional value of the Fund's option strategy was 69% of NAV for the short calls and 32% of NAV for the long puts. The average time to expiration for the calls was 47 days and 62 days for the puts. The combination of dividend-tilted equity holdings plus option strategy provide the Fund a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       21.74%
Industrials                                  18.55
Consumer Discretionary                       18.20
Health Care                                  13.78
Consumer Staples                             11.14
Energy                                        7.68
Telecommunication Services                    4.40
Financials                                    3.30
Materials                                     1.21
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   4.35%
Lockheed Martin Corp.                         2.66
Thomson Reuters Corp.                         2.64
Casey's General Stores, Inc.                  2.64
General Electric Co.                          2.63
United Parcel Service, Inc., Class B          2.61
Home Depot (The), Inc.                        2.60
Johnson & Johnson                             2.55
Exxon Mobil Corp.                             2.54
Philip Morris International, Inc.             2.53
                                            ------
     Total                                   27.75%
                                            ======


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              JANUARY 6, 2014 - SEPTEMBER 30, 2015

            First Trust Low Beta  CBOE S&P 500         S&P 500(R)
            Income ETF            95-110 Collar Index  Index
1/6/14      $10,000               $10,000              $10,000
3/31/14      10,053                10,203               10,299
9/30/14      10,383                10,697               10,960
3/31/15      10,691                11,013               11,610
9/30/15      10,148                10,277               10,893

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          88          3          3          0            81         10          0          0
10/1/14 - 9/30/15        128          6          1          0           113          4          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust NASDAQ Rising Dividend Achievers ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the fees and expenses) of the NASDAQ U.S. Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "RDVY."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -1.47%             5.31%                 3.03%
 Market Price                                                               -1.48%             5.31%                 3.03%

INDEX PERFORMANCE
 NASDAQ U.S. Rising Dividend Achievers Index                                -1.06%             6.18%                 3.52%
 Dow Jones U.S. Select Dividend Index(SM)*                                   2.24%            10.49%                 5.93%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -1.47% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 2.24%. The Health Care sector, which was held in the Fund at an average weighting of 11.0% over the period, was the top-performing sector, in terms of contribution, with a 0.6% contribution to return. The Information Technology sector, which was held in the Fund at an average weighting of 23.3% over the period, was the worst-performing sector, in terms of contribution, with a -2.7% contribution to return. On a relative basis, the Fund underperformed the benchmark. The Information Technology sector had a -1.2% impact on the relative underperformance from the Fund being 21.5% overweight within the poor-performing sector. An even greater impact was caused by the Utilities sector where the Fund did not have any position, which had a 10.0% return for the benchmark, resulting in a -1.4% drag. Within the Energy sector, the Fund significantly outperformed the benchmark by 16.8% and was overweight the benchmark by 4.7%, resulting in a 0.8% enhancement to relative performance.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ U.S. Rising Dividend Achievers Index are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   30.48%
Information Technology                       24.29
Industrials                                  12.03
Energy                                       11.70
Consumer Discretionary                        9.90
Health Care                                   9.66
Consumer Staples                              1.94
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Western Digital Corp.                         2.12%
Raytheon Co.                                  2.12
Texas Instruments, Inc.                       2.10
ACE, Ltd.                                     2.10
Cisco Systems, Inc.                           2.08
Twenty-First Century Fox, Inc.                2.08
Chubb Corp.                                   2.08
PNC Financial Services Group, Inc.            2.07
Motorola Solutions, Inc.                      2.07
Aflac, Inc.                                   2.06
                                            ------
     Total                                   20.88%
                                            ======


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JANUARY 6, 2014 - SEPTEMBER 30, 2015

            First Trust NASDAQ Rising  NASDAQ U.S. Rising        Dow Jones U.S. Select
            Dividend Achievers ETF     Dividend Achievers Index  Dividend Index(SM)
1/6/14      $10,000                    $10,000                   $10,000
3/31/14      10,204                     10,220                    10,543
9/30/14      10,688                     10,731                    10,807
3/31/15      11,406                     11,473                    11,611
9/30/15      10,531                     10,618                    11,049

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14         123          4          1          0            55          2          0          0
10/1/14 - 9/30/15        155          6          0          0            91          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "FV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/5/14)    Inception (3/5/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        7.55%              9.61%                 6.01%
 Market Price                                                               7.50%              9.61%                 6.01%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                                             7.89%             10.13%                 6.33%
 S&P 500(R) Index                                                          -0.61%              5.81%                 3.66%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 7.55% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The Fund's top-performing holding was the First Trust NYSE Arca Biotechnology Index Fund, also the Fund's current highest-weighted holding at 24.2%, with a return of 10.5% over the period. The First Trust Dow Jones Internet Index Fund returned 8.5% over the period, with a current weighting of 19.9%. The First Trust Health Care AlphaDEX(R) Fund returned 4.3% over the period, with a current weighting of 20.0%. The benchmark had a 4.3% return in the comparable Health Care sector. The First Trust Consumer Staples AlphaDEX(R) Fund returned 8.9% over the period, with a current weighting of 18.5%. The benchmark had a 6.1% return in the comparable Consumer Staples sector. The First Trust Consumer Discretionary AlphaDEX(R) Fund returned 6.6% over the period, with a current weighting of 17.4%. The benchmark had a 13.1% return in the comparable Consumer Discretionary sector.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MARCH 5, 2014 - SEPTEMBER 30, 2015

            First Trust Dorsey Wright  Dorsey Wright     S&P 500(R)
            Focus 5 ETF                Focus Five Index  Index
1/6/14      $10,000                    $10,000           $10,000
3/31/14       9,421                      9,416            10,004
9/30/14      10,191                     10,208            10,647
3/31/15      11,995                     12,033            11,278
9/30/15      10,961                     11,013            10,581

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/6/14 - 9/30/14         131          0          0          0            14          0          0          0
10/1/14 - 9/30/15        155         11          0          1            78          7          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "AIRR."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                       -15.90%            -22.94%               -15.39%
 Market Price                                                              -16.06%            -23.09%               -15.50%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial
    Renaissance(R) Index                                                   -15.03%            -21.85%               -14.63%
 S&P 500(R) Index                                                           -0.61%              5.59%                 3.55%
 S&P 500(R) Industrials Index                                               -3.65%             -1.47%                -0.95%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -15.90% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Industrials Index generated a return of -3.65%. BWX Technologies, Inc., the Fund's only Aerospace & Defense industry holding, was the top-contributing (+26.1%) and performing (+33.1%) security. The Machinery industry was the worst-contributing (-7.2%) and performing (-25.5%) industry. L.B. Foster Co. and American Railcar Industries, Inc. were the leading laggards in this industry with -73.1% and -49.4% returns, respectively. On a relative basis, the Fund underperformed the benchmark. The Fund, being overweight the Electrical Equipment industry by 17.1% and underperforming by -12.7% caused a -5.6% drag. Likewise, the Machinery industry being overweight in the Fund by 12.7% and underperforming by -11.9% caused a -4.9% drag. 1.4% of underperformance was reversed due to the Road & Rail industry, where the Fund held no position but the benchmark held a 9.9% position in the poor-performing industry (-19.6%).

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  94.35%
Financials                                    5.65
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Global Brass & Copper Holdings, Inc.          4.34%
Comfort Systems USA, Inc.                     4.13
Dycom Industries, Inc.                        3.73
BWX Technologies, Inc.                        3.68
Primoris Services Corp.                       3.53
US Ecology, Inc.                              3.41
Douglas Dynamics, Inc.                        3.40
AZZ, Inc.                                     3.35
EMCOR Group, Inc.                             3.28
Acuity Brands, Inc.                           3.20
                                            ------
     Total                                   36.05%
                                            ======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MARCH 10, 2014 - SEPTEMBER 30, 2015

            First Trust RBA American       Richard Bernstein Advisors American  S&P 500(R)  S&P 500(R)
            Industrial Renaissance(R) ETF  Industrial Renaissance(R) Index      Index       Industrials Index
3/10/14     $10,000                        $10,000                              $10,000     $10,000
3/31/14       9,805                          9,810                                9,983       9,955
9/30/14       9,163                          9,197                               10,624      10,226
3/31/15       9,555                          9,630                               11,254      10,824
9/30/15       7,706                          7,815                               10,559       9,853

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14        104          4          0          0            31          3          0          0
10/1/14 - 9/30/15        127          5          0          0           116          4          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "QINC."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        3.49%              4.67%                 2.97%
 Market Price                                                               2.77%              4.10%                 2.61%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index                            4.36%              6.05%                 3.84%
 S&P 500(R) Index                                                          -0.61%              5.59%                 3.55%
 Dow Jones U.S. Select Dividend Index(SM)*                                  2.24%              7.54%                 4.77%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 3.49% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 2.24%. The Utilities and Consumer Staples sectors were the top-performing sectors with 0.64% and 0.29% returns, respectively. The Energy and Industrials sectors were the bottom-performing sectors with -1.4% and -1.1% returns, respectively. On a relative basis, the Fund outperformed the benchmark. The Energy sector, even though having a -5.8% lower return than the benchmark, created 1.1% of outperformance due to the Fund having a 4.3% lower allocation to the sector than the benchmark. The Energy sector created 1.1% of relative outperformance due to having a lower allocation to a poor performing sector. Petrochina Co. Ltd. was a top performer within the Energy sector, with a 16.8% return. The Industrials sector caused -0.9% of drag relative to the benchmark from underperforming -15.6%. Emerson Electric Co. was the worst performer in the Industrials sector with a -18.9% return.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   32.20%
Utilities                                    25.61
Industrials                                  12.71
Consumer Discretionary                        9.28
Information Technology                        5.95
Health Care                                   5.79
Materials                                     3.74
Consumer Staples                              1.89
Telecommunication Services                    1.57
Energy                                        1.26
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Raytheon Co.                                  2.34%
Public Storage                                2.30
Eversource Energy                             2.30
SCANA Corp.                                   2.29
NorthWestern Corp.                            2.29
ALLETE, Inc.                                  2.29
DTE Energy Co.                                2.24
PG&E Corp.                                    2.23
Southern (The) Co.                            2.22
Vectren Corp.                                 2.22
                                            ------
     Total                                   22.72%
                                            ======


                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MARCH 10, 2014 - SEPTEMBER 30, 2015

            First Trust RBA Quality  Richard Bernstein Advisors  S&P 500(R)  Dow Jones U.S. Select
            Income ETF(TM)           Quality Income Index        Index       Dividend Index(SM)
3/10/14     $10,000                  $10,000                     $10,000     $10,000
3/31/14      10,170                   10,172                       9,983      10,262
9/30/14      10,114                   10,162                      10,624      10,520
3/31/15      11,123                   11,222                      11,254      11,302
9/30/15      10,467                   10,605                      10,558      10,755

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14         87          3          0          0            49          3          0          0
10/1/14 - 9/30/15        174          6          0          0            64          8          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "IFV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (7/22/14)   Inception (7/22/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -7.01%            -14.04%               -11.92%
 Market Price                                                               -7.15%            -13.94%               -11.84%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index                               -6.80%            -13.75%               -11.68%
 MSCI All Country World Ex-US Index                                        -12.16%            -17.02%               -14.49%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -7.01% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Ex-US Index generated a return of -12.16%. The Fund's top-performing holding was the First Trust United Kingdom AlphaDEX(R) Fund with a USD-denominated return of 5.5% over the period, 17.5% higher than the benchmark return of -12.0% within the country. The First Trust Germany AlphaDEX(R) Fund had a USD-denominated return of -3.6% over the period, 5.0% higher than the benchmark return of -8.6% in the country. The First Trust Switzerland AlphaDEX(R) Fund had a USD-denominated return of -3.5% over the period, -1.06% lower than the benchmark return of -2.44% in the country. The First Trust Hong Kong AlphaDEX(R) Fund had a USD-denominated return of -10.5% over the period, -6.6% lower than the benchmark return of -3.9% in the country. The First Trust ISE Chindia Index Fund had a USD-denominated return of -13.0% over the period. USD-denominated returns were hindered due to a strengthening U.S. Dollar against many European currencies.

-----------------------------
The Fund is not sposored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            JULY 22, 2014 - SEPTEMBER 30, 2015

            First Trust Dorsey Wright  Dorsey Wright Focus International  MSCI All Country
            International Focus 5 ETF  Five Index                         World Ex-US Index
7/22/14     $10,000                    $10,000                            $10,000
9/30/14       9,243                      9,219                              9,446
3/31/15       9,675                      9,622                              9,398
9/30/15       8,596                      8,625                              8,298

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/23/14 - 9/30/14         40          1          0          0             8          0          0          0
10/1/14 - 9/30/15        185          8          0          0            58          1          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2015 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, or First Trust Dorsey Wright International Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   APRIL 1, 2015     SEPTEMBER 30, 2015         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                               $1,000.00           $  915.00              0.50%              $2.40
Hypothetical (5% return before expenses)             $1,000.00           $1,022.56              0.50%              $2.54

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                               $1,000.00           $  904.90              0.48%              $2.29
Hypothetical (5% return before expenses)             $1,000.00           $1,022.66              0.48%              $2.43

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                               $1,000.00           $  867.20              0.70%              $3.28
Hypothetical (5% return before expenses)             $1,000.00           $1,021.56              0.70%              $3.55

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2015 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   APRIL 1, 2015     SEPTEMBER 30, 2015         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                               $1,000.00           $  949.40              0.85%              $4.15
Hypothetical (5% return before expenses)             $1,000.00           $1,020.81              0.85%              $4.31

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                               $1,000.00           $  949.20              0.85%              $4.15
Hypothetical (5% return before expenses)             $1,000.00           $1,020.81              0.85%              $4.31

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                               $1,000.00           $  923.30              0.50%              $2.41
Hypothetical (5% return before expenses)             $1,000.00           $1,022.56              0.50%              $2.54

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                               $1,000.00           $  913.70              0.30%              $1.44
Hypothetical (5% return before expenses)             $1,000.00           $1,023.56              0.30%              $1.52

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                               $1,000.00           $  806.50              0.70%              $3.17
Hypothetical (5% return before expenses)             $1,000.00           $1,021.56              0.70%              $3.55

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                               $1,000.00           $  941.00              0.70%              $3.41
Hypothetical (5% return before expenses)             $1,000.00           $1,021.56              0.70%              $3.55

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                               $1,000.00           $  888.40              0.30%              $1.42
Hypothetical (5% return before expenses)             $1,000.00           $1,023.56              0.30%              $1.52


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2015 through September 30, 2015), multiplied by 183/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.5%
    81,434  Pitney Bowes, Inc.                   $  1,616,465
    32,638  West Corp.                                731,091
                                                 ------------
                                                    2,347,556
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 14.1%
    11,952  ADTRAN, Inc.                              174,499
    62,472  Brocade Communications
               Systems, Inc.                          648,459
 1,477,103  Cisco Systems, Inc.                    38,773,954
    32,345  Harris Corp.                            2,366,037
     6,187  InterDigital, Inc.                        313,062
    63,712  Juniper Networks, Inc.                  1,638,036
    46,215  Motorola Solutions, Inc.                3,160,182
   127,089  Nokia OYJ, ADR                            861,663
     4,237  Plantronics, Inc.                         215,451
   337,817  QUALCOMM, Inc.                         18,150,907
     4,504  Ubiquiti Networks, Inc.                   152,641
                                                 ------------
                                                   66,454,891
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 14.7%
   287,857  AT&T, Inc.                              9,378,381
    11,593  Atlantic Tele-Network, Inc.               857,071
   236,322  BCE, Inc.                               9,679,749
    16,169  BT Group PLC, ADR                       1,030,774
   353,434  CenturyLink, Inc.                       8,878,262
    22,039  Cogent Communications Group,
               Inc.                                   598,579
   174,597  Consolidated Communications
               Holdings, Inc.                       3,364,484
 1,884,982  Frontier Communications Corp.           8,953,665
    11,720  Inteliquent, Inc.                         261,708
   844,226  Telefonica Brasil S.A., ADR             7,707,783
   291,812  TELUS Corp.                             9,203,750
   207,713  Verizon Communications, Inc.            9,037,593
                                                 ------------
                                                   68,951,799
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.4%
    11,135  CDW Corp.                                 454,976
   333,881  Corning, Inc.                           5,716,043
     2,666  SYNNEX Corp                               226,770
                                                 ------------
                                                    6,397,789
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 0.2%
     6,331  Computer Programs & Systems, Inc.         266,725
    33,096  Quality Systems, Inc.                     413,038
                                                 ------------
                                                      679,763
                                                 ------------
            HOUSEHOLD DURABLES -- 0.8%
   105,456  Garmin Ltd.                             3,783,761
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            INTERNET SOFTWARE & SERVICES
               -- 0.5%
   107,584  EarthLink Holdings Corp              $    837,004
    16,009  IAC/InterActiveCorp.                    1,044,907
     8,565  j2 Global, Inc.                           606,830
                                                 ------------
                                                    2,488,741
                                                 ------------
            IT SERVICES -- 9.3%
    18,599  Amdocs Ltd.                             1,057,911
    21,870  Computer Sciences Corp.                 1,342,381
     7,493  CSG Systems International, Inc.           230,784
     4,474  DST Systems, Inc.                         470,396
     3,986  Forrester Research, Inc.                  125,320
    84,324  Infosys Ltd., ADR                       1,609,745
   258,486  International Business Machines
               Corp.                               37,472,716
    23,351  Leidos Holdings, Inc.                     964,630
    11,562  Science Applications International
               Corp.                                  464,908
                                                 ------------
                                                   43,738,791
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 22.5%
    57,890  Advanced Semiconductor
               Engineering, Inc., ADR                 317,816
    92,120  Analog Devices, Inc.                    5,196,489
   318,051  Applied Materials, Inc.                 4,672,169
    10,925  ARM Holdings PLC, ADR                     472,506
    43,642  Atmel Corp                                352,191
    31,847  Avago Technologies Ltd.                 3,981,194
    27,705  Brooks Automation, Inc.                   324,426
   157,122  Cypress Semiconductor Corp.             1,338,679
    47,808  Himax Technologies, Inc., ADR             381,030
 1,339,433  Intel Corp.                            40,370,511
    64,093  Intersil Corp., Class A                   749,888
    66,977  KLA-Tencor Corp.                        3,348,850
    19,451  Lam Research Corp.                      1,270,734
    72,284  Linear Technology Corp.                 2,916,659
   117,418  Marvell Technology Group Ltd.           1,062,633
   100,760  Maxim Integrated Products, Inc.         3,365,384
    75,502  Microchip Technology, Inc.              3,253,381
    11,221  MKS Instruments, Inc.                     376,240
     6,141  Monolithic Power Systems, Inc.            314,419
    90,033  NVIDIA Corp.                            2,219,314
     3,792  Power Integrations, Inc.                  159,909
     8,680  Silicon Motion Technology
               Corp., ADR                             237,051
    11,630  Skyworks Solutions, Inc.                  979,362
   415,635  Taiwan Semiconductor
               Manufacturing Co., Ltd., ADR         8,624,426
    29,879  Teradyne, Inc.                            538,121
    10,174  Tessera Technologies, Inc.                329,739
   310,821  Texas Instruments, Inc.                15,391,856
    77,616  Xilinx, Inc.                            3,290,918
                                                 ------------
                                                  105,835,895
                                                 ------------


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            SOFTWARE -- 15.5%
     4,195  Blackbaud, Inc.                      $    235,424
   172,261  CA, Inc.                                4,702,725
    12,390  CDK Global Inc                            591,994
    11,259  Epiq Systems, Inc.                        145,466
    34,246  Intuit, Inc.                            3,039,333
    10,149  Mentor Graphics Corp.                     249,970
   878,388  Microsoft Corp.                        38,877,453
     7,198  Monotype Imaging Holdings, Inc.           157,060
     4,086  NICE Systems Ltd., ADR                    230,164
    20,632  Open Text Corp.                           923,282
   515,333  Oracle Corp.                           18,613,828
    11,563  Solera Holdings, Inc.                     624,402
     5,703  SS&C Technologies Holdings Inc.           399,438
   213,416  Symantec Corp.                          4,155,210
                                                 ------------
                                                   72,945,749
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 16.0%
   339,016  Apple, Inc.                            37,393,465
    12,603  Canon, Inc., ADR                          365,109
    25,573  Diebold, Inc.                             761,308
   379,231  EMC Corp.                               9,162,221
   449,869  Hewlett-Packard Co.                    11,521,145
    31,523  Lexmark International, Inc.,
               Class A                                913,536
    35,206  Logitech International SA                 461,551
    67,513  NetApp, Inc.                            1,998,385
    47,899  SanDisk Corp.                           2,602,353
   128,321  Seagate Technology PLC                  5,748,781
    53,903  Western Digital Corp.                   4,282,054
                                                 ------------
                                                   75,209,908
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 4.5%
    98,418  Philippine Long Distance
               Telephone Co., ADR                   4,542,975
   280,095  Rogers Communications, Inc.,
               Class B                              9,657,676
    85,318  Telephone & Data Systems, Inc.          2,129,537
   557,786  Turkcell Iletisim Hizmetleri AS,
               ADR                                  4,841,582
                                                 ------------
                                                   21,171,770
                                                 ------------
            TOTAL INVESTMENTS - 100.0%            470,006,413
            (Cost $504,567,520) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.0%                     105,201
                                                 ------------
            NET ASSETS - 100.0%                  $470,111,614
                                                 ============


(a) Aggregate cost for federal income tax purposes, is $507,325,328. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,643,988 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $55,962,903.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $470,006,413  $470,006,413  $        --  $         --
                          =====================================================

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 31

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 20.7%
            DIVERSIFIED REITS -- 2.6%
   981,708  Lexington Realty Trust................................................................  $   7,951,835
   223,424  Liberty Property Trust................................................................      7,040,090
   425,226  Select Income REIT....................................................................      8,083,546
                                                                                                    -------------
                                                                                                       23,075,471
                                                                                                    -------------
            HEALTH CARE REITS -- 4.3%
   199,930  HCP, Inc..............................................................................      7,447,393
   168,845  LTC Properties, Inc...................................................................      7,204,616
   120,178  National Health Investors, Inc........................................................      6,909,033
   350,830  Sabra Health Care REIT, Inc...........................................................      8,132,239
   116,154  Welltower, Inc........................................................................      7,865,949
                                                                                                    -------------
                                                                                                       37,559,230
                                                                                                    -------------
            HOTEL & RESORT REITS -- 1.0%
   307,398  LaSalle Hotel Properties..............................................................      8,727,029
                                                                                                    -------------
            MORTGAGE REITS -- 3.7%
   512,795  Capstead Mortgage Corp................................................................      5,071,543
   403,557  Chimera Investment Corp...............................................................      5,395,557
   774,350  MFA Financial, Inc....................................................................      5,273,323
   556,220  Redwood Trust, Inc....................................................................      7,698,085
   230,174  Starwood Property Trust, Inc..........................................................      4,723,170
   559,663  Two Harbors Investment Corp...........................................................      4,936,228
                                                                                                    -------------
                                                                                                       33,097,906
                                                                                                    -------------
            OFFICE REITS -- 0.9%
   405,893  BioMed Realty Trust, Inc..............................................................      8,109,742
                                                                                                    -------------
            RESIDENTIAL REITS -- 1.0%
   264,350  Education Realty Trust, Inc...........................................................      8,710,333
                                                                                                    -------------
            RETAIL REITS -- 2.6%
   545,863  CBL & Associates Properties, Inc......................................................      7,505,616
   214,202  National Retail Properties, Inc.......................................................      7,769,107
   520,836  Retail Properties of America, Inc.....................................................      7,338,579
                                                                                                    -------------
                                                                                                       22,613,302
                                                                                                    -------------
            SPECIALIZED REITS -- 4.6%
   248,257  Corrections Corp. of America..........................................................      7,333,512
   114,353  Digital Realty Trust, Inc.............................................................      7,469,538
   324,020  DuPont Fabros Technology, Inc.........................................................      8,385,638
   166,372  EPR Properties........................................................................      8,579,804
   282,760  GEO Group, Inc........................................................................      8,409,282
                                                                                                    -------------
                                                                                                       40,177,774
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................    182,070,787
            (Cost $196,916,202)                                                                     -------------

COMMON STOCKS -- 20.5%

            AUTOMOBILES -- 0.4%
   251,628  Ford Motor Co.........................................................................      3,414,592
                                                                                                    -------------
            BANKS -- 1.2%
    79,809  PacWest Bancorp.......................................................................      3,416,623
   237,349  People's United Financial, Inc........................................................      3,733,500
   149,574  Trustmark Corp........................................................................      3,465,630
                                                                                                    -------------
                                                                                                       10,615,753
                                                                                                    -------------
            CAPITAL MARKETS -- 0.3%
    83,621  Waddell & Reed Financial, Inc., Class A...............................................      2,907,502
                                                                                                    -------------


Page 32                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            CHEMICALS -- 0.3%
    69,835  Innophos Holdings, Inc................................................................  $   2,768,259
                                                                                                    -------------
            COMMERCIAL SERVICES & SUPPLIES -- 0.9%
   162,895  Pitney Bowes, Inc.....................................................................      3,233,466
   339,750  RR Donnelley & Sons Co................................................................      4,946,760
                                                                                                    -------------
                                                                                                        8,180,226
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
   145,942  AT&T, Inc.............................................................................      4,754,791
    91,983  Verizon Communications, Inc...........................................................      4,002,180
                                                                                                    -------------
                                                                                                        8,756,971
                                                                                                    -------------
            ELECTRIC UTILITIES -- 5.5%
    77,633  ALLETE, Inc...........................................................................      3,919,690
    61,253  American Electric Power Co., Inc......................................................      3,482,846
    54,383  Duke Energy Corp......................................................................      3,912,313
   187,010  Empire District Electric Co...........................................................      4,119,830
    64,411  Entergy Corp..........................................................................      4,193,156
   113,073  Exelon Corp...........................................................................      3,358,268
   119,415  FirstEnergy Corp......................................................................      3,738,884
   133,500  Great Plains Energy, Inc..............................................................      3,607,170
    58,313  Pinnacle West Capital Corp............................................................      3,740,196
   136,048  PPL Corp..............................................................................      4,474,619
    73,822  Southern (The) Co.....................................................................      3,299,843
    92,880  Westar Energy, Inc....................................................................      3,570,307
    95,437  Xcel Energy, Inc......................................................................      3,379,424
                                                                                                    -------------
                                                                                                       48,796,546
                                                                                                    -------------
            ELECTRICAL EQUIPMENT -- 0.7%
    55,727  Eaton Corp. PLC.......................................................................      2,858,795
    67,065  Emerson Electric Co...................................................................      2,962,261
                                                                                                    -------------
                                                                                                        5,821,056
                                                                                                    -------------
            GAS UTILITIES -- 0.8%
   168,428  Questar Corp..........................................................................      3,269,188
   152,541  South Jersey Industries, Inc..........................................................      3,851,660
                                                                                                    -------------
                                                                                                        7,120,848
                                                                                                    -------------
            HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
   121,484  Baxter International, Inc.............................................................      3,990,750
                                                                                                    -------------
            INSURANCE -- 0.4%
   251,725  Old Republic International Corp.......................................................      3,936,979
                                                                                                    -------------
            MACHINERY -- 0.3%
    42,978  Caterpillar, Inc......................................................................      2,809,042
                                                                                                    -------------
            MEDIA -- 0.3%
    70,804  Meredith Corp.........................................................................      3,014,834
                                                                                                    -------------
            MULTI-UTILITIES -- 4.2%
    55,779  Alliant Energy Corp...................................................................      3,262,514
    88,652  Ameren Corp...........................................................................      3,747,320
   112,464  Avista Corp...........................................................................      3,739,428
    86,360  Black Hills Corp......................................................................      3,570,122
    57,602  Consolidated Edison, Inc..............................................................      3,850,694
   186,756  MDU Resources Group, Inc..............................................................      3,212,203
   287,093  NiSource, Inc.........................................................................      5,325,575
    81,575  Public Service Enterprise Group, Inc..................................................      3,439,202
    66,464  SCANA Corp............................................................................      3,739,265
    79,720  Vectren Corp..........................................................................      3,349,037
                                                                                                    -------------
                                                                                                       37,235,360
                                                                                                    -------------


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS -- 0.8%
    53,762  Chevron Corp..........................................................................  $   4,240,747
    42,290  Exxon Mobil Corp......................................................................      3,144,261
                                                                                                    -------------
                                                                                                        7,385,008
                                                                                                    -------------
            PAPER & FOREST PRODUCTS -- 0.4%
    96,268  Schweitzer-Mauduit International, Inc.................................................      3,309,694
                                                                                                    -------------
            TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
    70,947  Seagate Technology PLC................................................................      3,178,426
                                                                                                    -------------
            TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
   128,755  Coach, Inc............................................................................      3,724,882
                                                                                                    -------------
            THRIFTS & MORTGAGE FINANCE -- 0.5%
   303,830  Northwest Bancshares, Inc.............................................................      3,949,790
                                                                                                    -------------
            TOBACCO -- 0.8%
    64,257  Altria Group, Inc.....................................................................      3,495,581
    66,371  Universal Corp........................................................................      3,290,010
                                                                                                    -------------
                                                                                                        6,785,591
                                                                                                    -------------
            TRADING COMPANIES & DISTRIBUTORS -- 0.4%
   154,772  Aircastle Ltd.........................................................................      3,189,851
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................    180,891,960
            (Cost $183,175,152)                                                                     -------------


                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 20.5%
            BANKS -- 11.6%
   275,611  Barclays Bank PLC, Series 3.......................................  7.10%      (a)          7,055,642
   296,885  Barclays Bank PLC, Series 4.......................................  7.75%      (a)          7,668,540
   309,575  Barclays Bank PLC, Series 5.......................................  8.13%      (a)          8,008,705
   240,122  Citigroup, Inc., Series J (b).....................................  7.13%      (a)          6,464,084
   314,875  First Niagara Financial Group, Inc., Series B (b).................  8.63%      (a)          8,347,336
   318,869  GMAC Capital Trust I, Series 2 (b)................................  8.13%    02/15/40       8,140,726
   301,150  HSBC Holdings PLC.................................................  8.13%      (a)          7,838,934
   313,712  HSBC Holdings PLC, Series 2.......................................  8.00%      (a)          8,002,793
   257,060  HSBC USA, Inc., Series H..........................................  6.50%      (a)          6,521,612
   273,021  ING Groep NV......................................................  7.05%      (a)          7,022,100
   277,966  ING Groep NV......................................................  7.20%      (a)          7,157,625
   254,715  Merrill Lynch Capital Trust II (b)................................  6.45%    06/15/67       6,467,214
   264,579  Royal Bank of Scotland Group PLC, Series S........................  6.60%      (a)          6,619,767
   284,971  Royal Bank of Scotland Group PLC, Series T........................  7.25%      (a)          7,189,818
                                                                                                    -------------
                                                                                                      102,504,896
                                                                                                    -------------
            CAPITAL MARKETS -- 0.8%
   259,301  Deutsche Bank Contingent Capital Trust V..........................  8.05%      (a)          7,265,614
                                                                                                    -------------
            CONSUMER FINANCE -- 1.0%
   321,633  Ally Financial, Inc., Series A (b)................................  8.50%      (a)          8,339,944
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES -- 6.3%
   308,563  Citigroup Capital XIII (b)........................................  7.88%    10/30/40       7,926,984
   265,311  Countrywide Capital IV............................................  6.75%    04/01/33       6,730,940
   275,360  Countrywide Capital V.............................................  7.00%    11/01/36       7,068,491
   282,313  Merrill Lynch Capital Trust III (b)...............................  7.38%    09/15/62       7,210,274
   271,928  Merrill Lynch Preferred Capital Trust III.........................  7.00%      (a)          6,898,813
   272,962  Merrill Lynch Preferred Capital Trust IV..........................  7.12%      (a)          6,938,694


Page 34               See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015

                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
            DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
   277,805  Merrill Lynch Preferred Capital Trust V, Series F.................  7.28%      (a)      $   7,086,806
   247,443  RBS Capital Funding Trust VII, Series G...........................  6.08%      (a)          6,049,981
                                                                                                    -------------
                                                                                                       55,910,983
                                                                                                    -------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.8%
   279,768  VEREIT, Inc., Series F............................................  6.70%      (a)          6,770,385
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................    180,791,822
            (Cost $185,194,340)                                                                     -------------


  UNITS                                          DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 17.8%
            ENERGY EQUIPMENT & SERVICES -- 0.9%
   466,426  Exterran Partners, L.P................................................................      7,663,379
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 16.9%
   199,628  Boardwalk Pipeline Partners, L.P......................................................      2,349,622
    80,891  Buckeye Partners, L.P.................................................................      4,794,410
 1,550,379  Capital Product Partners, L.P.........................................................      9,550,335
   180,700  Cheniere Energy Partners, L.P.........................................................      4,759,638
   331,835  DCP Midstream Partners, L.P...........................................................      8,023,770
   600,010  Dorchester Minerals, L.P..............................................................      8,676,145
   239,155  Enbridge Energy Partners, L.P.........................................................      5,911,912
    99,075  Energy Transfer Partners, L.P.........................................................      4,069,010
   410,469  EnLink Midstream Partners, L.P........................................................      6,468,991
   494,129  Enterprise Products Partners, L.P.....................................................     12,303,812
   116,527  Genesis Energy, L.P...................................................................      4,467,645
   346,368  Golar LNG Partners, L.P...............................................................      5,081,219
   186,945  Holly Energy Partners, L.P............................................................      5,427,013
    34,703  Magellan Midstream Partners, L.P......................................................      2,085,997
   396,259  Northern Tier Energy, L.P.............................................................      9,034,705
   140,806  NuStar Energy, L.P....................................................................      6,310,925
   284,367  ONEOK Partners, L.P...................................................................      8,320,578
   169,767  Plains All American Pipeline, L.P.....................................................      5,157,521
    88,596  Spectra Energy Partners, L.P..........................................................      3,563,331
   271,740  Targa Resources Partners, L.P.........................................................      7,891,330
   137,452  TC Pipelines, L.P.....................................................................      6,544,090
   361,827  Teekay LNG Partners, L.P..............................................................      8,654,902
   234,623  Transmontaigne Partners, L.P..........................................................      6,381,746
    76,575  Western Gas Partners, L.P.............................................................      3,585,241
                                                                                                    -------------
                                                                                                      149,413,888
                                                                                                    -------------
            TOTAL MASTER LIMITED PARTNERSHIPS.....................................................    157,077,267
            (Cost $205,630,457)                                                                     -------------

EXCHANGE-TRADED FUNDS -- 20.1%

            CAPITAL MARKETS -- 20.1%
 3,667,651  First Trust Tactical High Yield ETF*..................................................    176,560,719
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................    176,560,719
            (Cost $181,264,989)                                                                     -------------

            TOTAL INVESTMENTS - 99.6%.............................................................    877,392,555
            (Cost $952,181,140) (c)
            NET OTHER ASSETS AND LIABILITIES - 0.4%...............................................      3,602,352
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $ 880,994,907
                                                                                                    =============


                        See Notes to Financial Statements                Page 35

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Aggregate cost for federal income tax purposes is $955,925,513. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,694,356 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $88,227,314.

*Represents investment in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                             9/30/2015          PRICES          INPUTS          INPUTS
---------------------------------------------------   --------------   --------------   -------------   -------------
Real Estate Investment Trusts**....................   $  182,070,787   $  182,070,787   $          --   $          --
Common Stocks**....................................      180,891,960      180,891,960              --              --
$25 Par Preferred Securities**.....................      180,791,822      180,791,822              --              --
Master Limited Partnerships**......................      157,077,267      157,077,267              --              --
Exchange-Traded Funds**............................      176,560,719      176,560,719              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments..................................   $  877,392,555   $  877,392,555   $          --   $          --
                                                      ==============   ==============   =============   =============

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 36                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS -- 40.4%
            AUTO COMPONENTS -- 0.4%
    31,086  Cheng Shin Rubber Industry Co., Ltd. (a)..............................................  $      51,117
                                                                                                    -------------
            BANKS -- 8.3%
   146,886  Agricultural Bank of China Ltd., Class H (a)..........................................         55,596
    46,900  AMMB Holdings Bhd (a).................................................................         48,742
     2,837  Australia & New Zealand Banking Group Ltd. (a)........................................         54,204
   476,783  Banco de Chile........................................................................         49,717
 1,083,198  Banco Santander Chile.................................................................         49,162
       833  Bank of Montreal......................................................................         45,430
     6,550  Bendigo and Adelaide Bank Ltd. (a)....................................................         45,776
       624  Canadian Imperial Bank of Commerce....................................................         44,833
    77,135  China Construction Bank Corp., Class H (a)............................................         51,475
       909  Commonwealth Bank of Australia (a)....................................................         46,658
 5,236,926  Corpbanca S.A.........................................................................         46,197
   135,066  First Financial Holding Co., Ltd. (a).................................................         61,671
    92,217  Industrial & Commercial Bank of China Ltd., Class H (a)...............................         53,274
    92,400  Krung Thai Bank PCL...................................................................         43,533
    30,100  Malayan Banking Bhd (a)...............................................................         58,721
     1,363  National Bank of Canada...............................................................         43,510
     4,691  Nordea Bank AB (a)....................................................................         52,335
     3,988  Skandinaviska Enskilda Banken AB, Class A (a).........................................         42,653
     2,497  Swedbank AB, Class A (a)..............................................................         55,234
    56,800  Thanachart Capital PCL................................................................         49,687
     2,441  Westpac Banking Corp. (a).............................................................         51,278
                                                                                                    -------------
                                                                                                        1,049,686
                                                                                                    -------------
            CAPITAL MARKETS -- 0.9%
     2,065  IGM Financial, Inc....................................................................         52,395
     9,893  Ratos AB, Class B (a).................................................................         59,692
                                                                                                    -------------
                                                                                                          112,087
                                                                                                    -------------
            CHEMICALS -- 0.3%
     8,090  Israel Chemicals Ltd. (a).............................................................         41,630
                                                                                                    -------------
            CONSTRUCTION & ENGINEERING -- 0.4%
     1,620  NCC AB, Class B (a)...................................................................         48,952
                                                                                                    -------------
            CONSTRUCTION MATERIALS -- 0.4%
    48,080  Asia Cement Corp. (a).................................................................         47,162
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
     1,194  BCE, Inc..............................................................................         48,870
                                                                                                    -------------
            ELECTRIC UTILITIES -- 8.1%
   127,783  AusNet Services (a)...................................................................        122,824
     5,770  CEZ A.S. (a)..........................................................................        120,016
     7,000  Cheung Kong Infrastructure Holdings Ltd. (a)..........................................         62,785
     6,088  CLP Holdings Ltd. (a).................................................................         52,085
     2,073  Emera, Inc............................................................................         68,769
     2,583  Fortis, Inc...........................................................................         73,880
     8,312  Fortum OYJ (a)........................................................................        122,984
     8,500  Power Assets Holdings Ltd. (a)........................................................         80,489
    82,805  Spark Infrastructure Group (a)........................................................        109,353
     5,070  SSE PLC (a)...........................................................................        114,749
    19,883  Terna Rete Elettrica Nazionale SpA (a)................................................         96,636
                                                                                                    -------------
                                                                                                        1,024,570
                                                                                                    -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%
    68,840  WPG Holdings Ltd. (a).................................................................         66,504
                                                                                                    -------------


                        See Notes to Financial Statements                Page 37

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 4.7%
     7,942  Capital Power Corp....................................................................  $     112,360
    14,093  Innergex Renewable Energy, Inc........................................................        110,357
    10,758  Northland Power, Inc..................................................................        140,189
    50,300  Ratchaburi Electricity Generating Holding PCL.........................................         74,144
    34,520  TransAlta Corp........................................................................        160,378
                                                                                                    -------------
                                                                                                          597,428
                                                                                                    -------------
            INDUSTRIAL CONGLOMERATES -- 0.9%
    13,400  Keppel Corp., Ltd. (a)................................................................         64,085
    18,700  Sembcorp Industries Ltd. (a)..........................................................         45,639
                                                                                                    -------------
                                                                                                          109,724
                                                                                                    -------------
            INSURANCE -- 3.4%
       293  Allianz SE (a)........................................................................         46,028
     6,758  Amlin PLC (a).........................................................................         67,155
     3,309  CNP Assurances (a)....................................................................         45,978
     3,114  Gjensidige Forsikring ASA (a).........................................................         41,929
     4,656  Liberty Holdings Ltd. (a).............................................................         42,539
       256  Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a).........................         47,812
       577  Swiss Re AG (a).......................................................................         49,505
     1,381  Vienna Insurance Group AG Wiener Versicherung Gruppe (a)..............................         40,720
       213  Zurich Insurance Group AG (a).........................................................         52,293
                                                                                                    -------------
                                                                                                          433,959
                                                                                                    -------------
            INTERNET & CATALOG RETAIL -- 0.4%
    21,730  Trade Me Group Ltd. (a)...............................................................         50,989
                                                                                                    -------------
            MACHINERY -- 0.4%
    29,800  Sembcorp Marine Ltd. (a)..............................................................         48,111
                                                                                                    -------------
            MEDIA -- 0.4%
    15,483  SKY Network Television Ltd. (a).......................................................         46,142
                                                                                                    -------------
            MULTI-UTILITIES -- 5.6%
     6,200  AGL Energy Ltd. (a)...................................................................         69,778
    96,581  DUET Group (a)........................................................................        146,773
   425,400  Keppel Infrastructure Trust (a).......................................................        157,111
     7,467  National Grid PLC (a).................................................................        103,994
   318,200  YTL Corp. Bhd (a).....................................................................        115,882
   339,300  YTL Power International Bhd (a).......................................................        124,408
                                                                                                    -------------
                                                                                                          717,946
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.3%
     5,002  Lend Lease Group (a)..................................................................         44,284
    45,000  New World Development Co., Ltd. (a)...................................................         43,766
    94,737  Ruentex Development Co., Ltd. (a).....................................................        103,466
       614  Swiss Prime Site AG (a)...............................................................         44,861
     4,339  TAG Immobilien AG (a).................................................................         51,473
                                                                                                    -------------
                                                                                                          287,850
                                                                                                    -------------
            TRANSPORTATION INFRASTRUCTURE -- 0.3%
     2,327  Westshore Terminals Investment Corp...................................................         44,291
                                                                                                    -------------
            WATER UTILITIES -- 2.0%
     6,285  Pennon Group PLC (a)..................................................................         73,927
     2,370  Severn Trent PLC (a)..................................................................         78,400
   344,700  TTW PCL...............................................................................        103,519
                                                                                                    -------------
                                                                                                          255,846
                                                                                                    -------------


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
    13,493  Vodafone Group PLC (a)................................................................  $      42,558
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................      5,125,422
            (Cost $5,941,820)                                                                       -------------

            REAL ESTATE INVESTMENT TRUSTS -- 20.3%
            DIVERSIFIED REITS -- 7.5%
    84,724  Capital Property Fund (a).............................................................         96,174
    12,033  Cominar Real Estate Investment Trust..................................................        145,442
     1,152  Fonciere Des Regions (a)..............................................................        100,449
     6,838  H&R Real Estate Investment Trust......................................................        105,401
   174,400  Mapletree Greater China Commercial Trust (a)..........................................        114,167
    70,372  Mirvac Group (a)......................................................................         85,443
    35,762  Stockland (a).........................................................................         97,159
    91,400  Suntec Real Estate Investment Trust (a)...............................................         96,544
   227,000  Yuexiu Real Estate Investment Trust (a)...............................................        115,307
                                                                                                    -------------
                                                                                                          956,086
                                                                                                    -------------
            INDUSTRIAL REITS -- 3.5%
    67,000  Ascendas Real Estate Investment Trust (a).............................................        110,379
     3,419  Granite Real Estate Investment Trust..................................................         96,280
   112,600  Mapletree Industrial Trust............................................................        117,502
   169,600  Mapletree Logistics Trust (a).........................................................        116,875
                                                                                                    -------------
                                                                                                          441,036
                                                                                                    -------------
            OFFICE REITS -- 3.9%
   111,700  CapitaLand Commercial Trust (a).......................................................        105,461
   166,000  Champion REIT (a).....................................................................         82,929
   170,293  Cromwell Property Group (a)...........................................................        115,020
    31,264  Investa Office Fund (a)...............................................................         86,917
   159,300  Keppel REIT (a).......................................................................        106,946
                                                                                                    -------------
                                                                                                          497,273
                                                                                                    -------------
            RETAIL REITS -- 5.4%
    70,700  CapitaLand Mall Trust (a).............................................................         94,538
    39,301  Charter Hall Retail REIT (a)..........................................................        112,727
     1,956  Eurocommercial Properties N.V. (a)....................................................         85,493
    50,456  Federation Centres (a)................................................................         97,433
     4,667  Mercialys S.A. (a)....................................................................        100,873
     5,057  RioCan Real Estate Investment Trust...................................................         96,517
     4,193  Smart Real Estate Investment Trust....................................................         96,082
                                                                                                    -------------
                                                                                                          683,663
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................      2,578,058
            (Cost $2,901,218)                                                                       -------------


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 8.0%
            BANKS -- 4.3%
     6,197  Bank of Montreal, Series 27 (c)...................................  4.00%      (b)      $      89,205
     5,112  Bank of Montreal, Series 29 (c)...................................  3.90%      (b)             71,250
     5,951  Royal Bank of Canada, Series AZ (c)...............................  4.00%      (b)             84,059
     7,186  Royal Bank of Canada, Series BB (c)...............................  3.90%      (b)            101,503
    13,375  Royal Bank of Canada, Series BD (c)...............................  3.60%      (b)            202,454
                                                                                                    -------------
                                                                                                          548,471
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
     7,084  BCE, Inc., Series AK (c)..........................................  4.15%      (b)             75,007
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 3.1%
     4,595  Enbridge, Inc., Series 3 (c)......................................  4.00%      (b)             51,649
     2,418  Enbridge, Inc., Series B (c)......................................  4.00%      (b)             25,475
     2,977  Enbridge, Inc., Series D (c)......................................  4.00%      (b)             31,722
     3,374  Enbridge, Inc., Series F (c)......................................  4.00%      (b)             37,090
     5,485  Enbridge, Inc., Series N (c)......................................  4.00%      (b)             64,570
     3,364  Enbridge, Inc., Series P (c)......................................  4.00%      (b)             37,963
     4,925  Enbridge, Inc., Series R (c)......................................  4.00%      (b)             56,576
     6,074  TransCanada Corp., Series 9 (c)...................................  4.25%      (b)             81,700
                                                                                                    -------------
                                                                                                          386,745
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................      1,010,223
            (Cost $1,326,692)                                                                       -------------

$100 PAR PREFERRED SECURITIES -- 11.2%
            BANKS -- 11.2%
     1,952  Australia & New Zealand Banking Group Ltd., Series CAP (d)........  5.59%      (b)            126,118
     2,032  Australia & New Zealand Banking Group Ltd., Series CAP2 (d).......  5.52%      (b)            129,075
     2,747  Australia & New Zealand Banking Group Ltd., Series CPS2 (d).......  5.28%      (b)            192,330
     2,660  Australia & New Zealand Banking Group Ltd., Series CPS3 (a) (d)...  5.29%      (b)            184,481
     1,547  Commonwealth Bank of Australia, Series VI (d).....................  5.98%      (b)            108,910
     3,483  Commonwealth Bank of Australia, Series VII (d)....................  4.98%      (b)            212,690
     2,298  National Australia Bank Ltd., Series CPS (d)......................  5.38%      (b)            154,587
     2,265  National Australia Bank Ltd., Series CPS2 (a) (d).................  5.43%      (b)            147,750
     2,417  Westpac Banking Corp., Series CN1 (d).............................  5.37%      (b)            162,439
                                                                                                    -------------
            TOTAL $100 PAR PREFERRED SECURITIES...................................................      1,418,380
            (Cost $1,601,853)                                                                       -------------

OTHER PREFERRED SECURITIES -- 0.2%
            BANKS -- 0.2%
     9,961  Lloyds Banking Group PLC (a)......................................  9.25%      (b)             20,942
     1,132  Standard Bank Group Ltd. (c)......................................  6.65%      (b)              6,780
                                                                                                    -------------
            TOTAL OTHER PREFERRED SECURITIES......................................................         27,722
            (Cost $28,949)                                                                          -------------


Page 40                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 19.9%
            CAPITAL MARKETS -- 19.9%
   145,163  Market Vectors Emerging Markets Local Currency Bond ETF...............................  $   2,515,675
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................      2,515,675
            (Cost $2,865,276)                                                                       -------------

            TOTAL INVESTMENTS - 100.0%............................................................     12,675,480
            (Cost $14,665,808) (e)
            NET OTHER ASSETS AND LIABILITIES - 0.0%...............................................            801
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $  12,676,281
                                                                                                    =============


(a) This security is fair valued by the Advisor's Pricing Committee in accordance with the procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such amounted to $6,038,208 or 47.63% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign market's close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Floating rate security. The interest rate shown reflects the rate in effect at September 30, 2015.

(e) Aggregate cost for federal income tax purposes is $14,759,032. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $210,658 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,294,210.

For a breakdown of the portfolio securities by country of incorporation, please see the Fund Performance Overview.


                        See Notes to Financial Statements                Page 41

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2         LEVEL 3
                                                                TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                              VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                                   9/30/2015        PRICES          INPUTS          INPUTS
---------------------------------------------------------   -------------   -------------   -------------   -------------
Common Stocks:
   Auto Components.......................................   $      51,117   $          --   $      51,117   $          --
   Banks.................................................       1,049,686         372,069         677,617              --
   Capital Markets.......................................         112,087          52,395          59,692              --
   Chemicals.............................................          41,630              --          41,630              --
   Construction & Engineering............................          48,952              --          48,952              --
   Construction Materials................................          47,162              --          47,162              --
   Diversified Telecommunication Services................          48,870          48,870              --              --
   Electric Utilities....................................       1,024,570         142,649         881,921              --
   Electronic Equipment, Instruments & Components........          66,504              --          66,504              --
   Independent Power and Renewable Electricity
      Producers..........................................         597,428         597,428              --              --
   Industrial Conglomerates..............................         109,724              --         109,724              --
   Insurance.............................................         433,959              --         433,959              --
   Internet & Catalog Retail.............................          50,989              --          50,989              --
   Machinery.............................................          48,111              --          48,111              --
   Media.................................................          46,142              --          46,142              --
   Multi-Utilities.......................................         717,946              --         717,946              --
   Real Estate Management & Development..................         287,850              --         287,850              --
   Transportation Infrastructure.........................          44,291          44,291              --              --
   Water Utilities.......................................         255,846         103,519         152,327              --
   Wireless Telecommunication Services...................          42,558              --          42,558              --
                                                            -------------   -------------   -------------   -------------
   Total Common Stocks...................................       5,125,422       1,361,221       3,764,201              --
                                                            -------------   -------------   -------------   -------------
Real Estate Investment Trusts:
   Diversified REITs.....................................         956,086         250,843         705,243              --
   Industrial REITs......................................         441,036         213,782         227,254              --
   Office REITs..........................................         497,273              --         497,273              --
   Retail REITs..........................................         683,663         192,599         491,064              --
                                                            -------------   -------------   -------------   -------------
   Total Real Estate Investment Trusts...................       2,578,058         657,224       1,920,834              --
                                                            -------------   -------------   -------------   -------------
$25 Par Preferred Securities*............................       1,010,223       1,010,223              --              --
$100 Par Preferred Securities*...........................       1,418,380       1,086,149         332,231              --
Other Preferred Securities*..............................          27,722           6,780          20,942              --
Exchange-Traded Funds*...................................       2,515,675       2,515,675              --              --
                                                            -------------   -------------   -------------   -------------
Total Investments........................................   $  12,675,480   $   6,637,272   $   6,038,208   $          --
                                                            =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred investments valued at $2,325,393 from Level 1 to Level 2 of the fair value hierarchy. The investments that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and The New York Stock Exchange close on September 30, 2015, exceeding a certain threshold. Previously, these securities were valued based on quoted prices. See Note 2A -- Portfolio Valuation in the Notes to Financial Statements.


Page 42                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 97.7%
            AEROSPACE & DEFENSE -- 6.0%
     1,227  Boeing (The) Co.                     $    160,676
       468  Huntington Ingalls Industries, Inc.        50,146
       843  Lockheed Martin Corp.                     174,762
       177  Orbital ATK, Inc.                          12,721
                                                 ------------
                                                      398,305
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 2.6%
     1,739  United Parcel Service, Inc.,
               Class B (a)                            171,622
                                                 ------------
            AIRLINES -- 4.1%
     1,801  Alaska Air Group, Inc. (a)                143,089
       304  Allegiant Travel Co.                       65,740
     1,179  Delta Air Lines, Inc.                      52,902
       596  JetBlue Airways Corp. (b)                  15,359
                                                 ------------
                                                      277,090
                                                 ------------
            AUTO COMPONENTS -- 0.2%
       901  Gentex Corp.                               13,966
                                                 ------------
            AUTOMOBILES -- 1.6%
     8,062  Ford Motor Co. (a)                        109,401
                                                 ------------
            BANKS -- 2.5%
     2,486  CIT Group, Inc.                            99,515
     1,337  East West Bancorp, Inc.                    51,367
       953  Umpqua Holdings Corp.                      15,534
                                                 ------------
                                                      166,416
                                                 ------------
            BIOTECHNOLOGY -- 4.6%
     1,044  Amgen, Inc. (a)                           144,406
       104  BioMarin Pharmaceutical, Inc. (b)          10,953
     1,526  Gilead Sciences, Inc.                     149,838
                                                 ------------
                                                      305,197
                                                 ------------
            CHEMICALS -- 0.4%
       474  Westlake Chemical Corp.                    24,596
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
     1,406  Waste Connections, Inc.                    68,303
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 1.5%
     1,407  Brocade Communications
               Systems, Inc.                           14,604
     2,763  Cisco Systems, Inc. (a)                    72,529
        83  Palo Alto Networks, Inc. (b)               14,276
                                                 ------------
                                                      101,409
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 0.6%
     1,043  Chicago Bridge & Iron Co., NV              41,365
                                                 ------------
            DISTRIBUTORS -- 0.3%
       664  LKQ Corp. (b)                              18,831
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 2.0%
        57  Graham Holdings Co.                  $     32,889
     3,725  Service Corp. International               100,947
                                                 ------------
                                                      133,836
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 3.7%
     4,070  AT&T, Inc.                                132,601
     2,712  Verizon Communications, Inc.              117,999
                                                 ------------
                                                      250,600
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.4%
       330  Avnet, Inc.                                14,084
       528  CDW Corp.                                  21,574
     1,297  Ingram Micro, Inc.                         35,330
       225  SYNNEX Corp.                               19,139
                                                 ------------
                                                       90,127
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.6%
       332  Oceaneering International, Inc.            13,041
     1,204  RPC, Inc.                                  10,656
       258  Schlumberger Ltd.                          17,794
                                                 ------------
                                                       41,491
                                                 ------------
            FOOD & STAPLES RETAILING -- 5.7%
     1,688  Casey's General Stores, Inc.              173,729
     1,871  Kroger (The) Co.                           67,487
     2,155  Wal-Mart Stores, Inc. (a)                 139,730
                                                 ------------
                                                      380,946
                                                 ------------
            FOOD PRODUCTS -- 1.0%
       316  Ingredion, Inc.                            27,590
     1,183  Pilgrim's Pride Corp.                      24,583
       376  Pinnacle Foods, Inc.                       15,747
                                                 ------------
                                                       67,920
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.0%
       707  DexCom, Inc. (b)                           60,703
     1,813  Hologic, Inc. (b)                          70,943
                                                 ------------
                                                      131,646
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.9%
       840  Express Scripts Holding Co. (b)            68,007
       576  LifePoint Health, Inc. (b)                 40,838
       301  MEDNAX, Inc. (b)                           23,114
       520  UnitedHealth Group, Inc.                   60,325
                                                 ------------
                                                      192,284
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.1%
     1,223  Brinker International, Inc.                64,415
       267  Cracker Barrel Old Country
               Store, Inc.                             39,324


                        See Notes to Financial Statements                Page 43

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
       958  Las Vegas Sands Corp.                $     36,375
                                                 ------------
                                                      140,114
                                                 ------------
            HOUSEHOLD DURABLES -- 1.2%
        52  NVR, Inc. (b)                              79,311
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.6%
     6,866  General Electric Co. (a)                  173,161
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 4.9%
     5,850  eBay, Inc. (b)                            142,974
       268  Google, Inc., Class C (b)                 163,057
       272  j2 Global, Inc.                            19,271
                                                 ------------
                                                      325,302
                                                 ------------
            IT SERVICES -- 1.0%
       237  Amdocs Ltd.                                13,481
     1,256  Leidos Holdings, Inc.                      51,885
                                                 ------------
                                                       65,366
                                                 ------------
            LEISURE PRODUCTS -- 0.2%
       281  Brunswick Corp.                            13,457
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.2%
       189  Quintiles Transnational Holdings,
               Inc. (b)                                13,149
                                                 ------------
            MACHINERY -- 0.6%
       203  Caterpillar, Inc.                          13,268
       204  Toro (The) Co.                             14,390
       532  Trinity Industries, Inc.                   12,061
                                                 ------------
                                                       39,719
                                                 ------------
            MEDIA -- 3.6%
     1,168  Comcast Corp., Class A                     66,436
     4,326  Thomson Reuters Corp.                     174,165
                                                 ------------
                                                      240,601
                                                 ------------
            METALS & MINING -- 0.8%
     1,020  Reliance Steel & Aluminum Co.              55,090
                                                 ------------
            MULTILINE RETAIL -- 1.8%
     1,539  Target Corp.                              121,058
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.9%
       504  Chevron Corp.                              39,756
     1,095  CVR Energy, Inc. (a)                       44,950
     2,254  Exxon Mobil Corp. (a)                     167,585
     2,004  HollyFrontier Corp.                        97,875
     2,600  PBF Energy, Inc.                           73,398
       919  Western Refining, Inc.                     40,546
                                                 ------------
                                                      464,110
                                                 ------------
            PERSONAL PRODUCTS -- 0.2%
       395  Nu Skin Enterprises, Inc., Class A         16,306
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            PHARMACEUTICALS -- 4.0%
     1,798  Johnson & Johnson (a)                $    167,843
     1,967  Merck & Co., Inc. (a)                      97,150
                                                 ------------
                                                      264,993
                                                 ------------
            ROAD & RAIL -- 0.3%
        56  AMERCO                                     22,034
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
            EQUIPMENT -- 2.7%
     5,204  Intel Corp. (a)                           156,848
     1,154  Marvell Technology Group Ltd.              10,444
       328  Texas Instruments, Inc.                    16,243
                                                 ------------
                                                      183,535
                                                 ------------
            SOFTWARE -- 5.5%
     1,907  Activision Blizzard, Inc.                  58,907
     1,332  Aspen Technology, Inc. (b)                 50,496
    11,433  King Digital Entertainment, PLC           154,803
     2,268  Microsoft Corp. (a)                       100,382
                                                 ------------
                                                      364,588
                                                 ------------
            SPECIALTY RETAIL -- 4.9%
       953  Foot Locker, Inc.                          68,587
     1,483  Home Depot (The), Inc. (a)                171,272
     1,238  TJX (The) Cos., Inc.                       88,418
                                                 ------------
                                                      328,277
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 4.5%
     2,597  Apple, Inc. (a)                           286,449
       645  EMC Corp.                                  15,583
                                                 ------------
                                                      302,032
                                                 ------------
            TOBACCO -- 4.0%
     1,874  Altria Group, Inc. (a)                    101,945
     2,105  Philip Morris International, Inc.         166,990
                                                 ------------
                                                      268,935
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.4%
       488  MSC Industrial Direct Co., Inc.            29,783
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
       978  T-Mobile US, Inc. (b)                      38,934
                                                 ------------
            TOTAL COMMON STOCKS                     6,535,206
            (Cost $6,848,582)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 0.7%
            MORTGAGE REITS -- 0.7%
     2,711  American Capital Agency Corp.              50,696
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                                  50,696
            (Cost $53,295)                       ------------

            TOTAL INVESTMENTS - 98.4%               6,585,902
            (Cost $6,901,877) (c)                ------------


Page 44                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2015

NUMBER OF
CONTRACTS   DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
OPTIONS WRITTEN -- (0.2%)
            S&P 500 Index Calls
         4  @ $2,050.00 due October 2015         $       (260)
         3  @  2,125.00 due October 2015                  (30)
         3  @  2,075.00 due November 2015                (900)
         3  @  2,125.00 due November 2015                (216)
         4  @  2,150.00 due November 2015                (100)
         1  @  1,950.00 due December 2015              (4,800)
         3  @  1,975.00 due December 2015             (10,686)
         2  @  2,100.00 due January 2016               (1,640)
                                                 ------------
            TOTAL OPTIONS WRITTEN                     (18,632)
            (Premiums received $67,490)          ------------

            NET OTHER ASSETS AND
               LIABILITIES - 1.8%                     123,766
                                                 ------------
            NET ASSETS - 100.0%                  $  6,691,036
                                                 ============


(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $6,909,617. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $102,845 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $426,560.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                ASSETS TABLE
                                                     LEVEL 2      LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Common Stocks*             $6,535,206  $6,535,206  $        --  $         --
Real Estate
   Investment Trusts*          50,696      50,696           --            --
                           -------------------------------------------------
Total Investments          $6,585,902  $6,585,902  $        --  $         --
                           =================================================

                             LIABILITIES TABLE
                                                     LEVEL 2      LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Options Written            $  (18,632) $  (18,632) $        --  $         --
                           =================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 45

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 96.9%
            AEROSPACE & DEFENSE -- 5.9%
       867  Boeing (The) Co.                     $    113,534
       330  Huntington Ingalls Industries, Inc.        35,359
       596  Lockheed Martin Corp.                     123,557
       125  Orbital ATK, Inc.                           8,984
                                                 ------------
                                                      281,434
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 2.5%
     1,228  United Parcel Service, Inc.,
               Class B (a)                            121,191
                                                 ------------
            AIRLINES -- 4.1%
     1,271  Alaska Air Group, Inc. (a)                100,981
       215  Allegiant Travel Co.                       46,494
       834  Delta Air Lines, Inc.                      37,422
       421  JetBlue Airways Corp. (b)                  10,849
                                                 ------------
                                                      195,746
                                                 ------------
            AUTO COMPONENTS -- 0.2%
       636  Gentex Corp.                                9,858
                                                 ------------
            AUTOMOBILES -- 1.6%
     5,689  Ford Motor Co. (a)                         77,200
                                                 ------------
            BANKS -- 2.5%
     1,755  CIT Group, Inc.                            70,252
       945  East West Bancorp, Inc.                    36,307
       673  Umpqua Holdings Corp.                      10,970
                                                 ------------
                                                      117,529
                                                 ------------
            BIOTECHNOLOGY -- 4.5%
       738  Amgen, Inc. (a)                           102,080
        73  BioMarin Pharmaceutical, Inc. (b)           7,689
     1,079  Gilead Sciences, Inc.                     105,947
                                                 ------------
                                                      215,716
                                                 ------------
            CHEMICALS -- 0.4%
       335  Westlake Chemical Corp.                    17,383
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
       993  Waste Connections, Inc.                    48,240
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 1.5%
       993  Brocade Communications
               Systems, Inc.                           10,308
     1,949  Cisco Systems, Inc. (a)                    51,161
        59  Palo Alto Networks, Inc. (b)               10,148
                                                 ------------
                                                       71,617
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 0.6%
       737  Chicago Bridge & Iron Co NV                29,229
                                                 ------------
            DISTRIBUTORS -- 0.3%
       469  LKQ Corp. (b)                              13,301
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 2.0%
        40  Graham Holdings Co.                  $     23,080
     2,631  Service Corp. International                71,300
                                                 ------------
                                                       94,380
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 3.7%
     2,875  AT&T, Inc.                                 93,668
     1,916  Verizon Communications, Inc.               83,365
                                                 ------------
                                                      177,033
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.3%
       233  Avnet, Inc.                                 9,944
       373  CDW Corp.                                  15,241
       917  Ingram Micro, Inc.                         24,979
       159  SYNNEX Corp.                               13,525
                                                 ------------
                                                       63,689
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.6%
       235  Oceaneering International, Inc.             9,231
       850  RPC, Inc.                                   7,522
       182  Schlumberger Ltd.                          12,553
                                                 ------------
                                                       29,306
                                                 ------------
            FOOD & STAPLES RETAILING -- 5.6%
     1,192  Casey's General Stores, Inc.              122,681
     1,322  Kroger (The) Co.                           47,684
     1,521  Wal-Mart Stores, Inc. (a)                  98,622
                                                 ------------
                                                      268,987
                                                 ------------
            FOOD PRODUCTS -- 1.0%
       223  Ingredion, Inc.                            19,470
       835  Pilgrim's Pride Corp.                      17,352
       265  Pinnacle Foods, Inc.                       11,098
                                                 ------------
                                                       47,920
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.0%
       499  DexCom, Inc. (b)                           42,844
     1,281  Hologic, Inc. (b)                          50,126
                                                 ------------
                                                       92,970
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.9%
       594  Express Scripts Holding Co. (b)            48,090
       407  LifePoint Health, Inc. (b)                 28,857
       213  MEDNAX, Inc. (b)                           16,356
       367  UnitedHealth Group, Inc.                   42,576
                                                 ------------
                                                      135,879
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.1%
       864  Brinker International, Inc.                45,507
       188  Cracker Barrel Old Country
               Store, Inc.                             27,688


Page 46                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
       678  Las Vegas Sands Corp.                $     25,744
                                                 ------------
                                                       98,939
                                                 ------------
            HOUSEHOLD DURABLES -- 1.2%
        37  NVR, Inc. (b)                              56,433
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.6%
     4,849  General Electric Co. (a)                  122,292
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 4.8%
     4,130  eBay, Inc. (b)                            100,937
       189  Google, Inc., Class C (b)                 114,992
       192  j2 Global, Inc.                            13,603
                                                 ------------
                                                      229,532
                                                 ------------
            IT SERVICES -- 1.0%
       168  Amdocs Ltd.                                 9,556
       888  Leidos Holdings, Inc.                      36,683
                                                 ------------
                                                       46,239
                                                 ------------
            LEISURE PRODUCTS -- 0.2%
       198  Brunswick Corp.                             9,482
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.2%
       134  Quintiles Transnational Holdings,
               Inc. (b)                                 9,322
                                                 ------------
            MACHINERY -- 0.6%
       143  Caterpillar, Inc.                           9,346
       144  Toro (The) Co.                             10,158
       376  Trinity Industries, Inc.                    8,524
                                                 ------------
                                                       28,028
                                                 ------------
            MEDIA -- 3.6%
       824  Comcast Corp., Class A                     46,869
     3,055  Thomson Reuters Corp.                     122,994
                                                 ------------
                                                      169,863
                                                 ------------
            METALS & MINING -- 0.8%
       721  Reliance Steel & Aluminum Co.              38,941
                                                 ------------
            MULTILINE RETAIL -- 1.8%
     1,087  Target Corp.                               85,503
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.9%
       356  Chevron Corp.                              28,081
       775  CVR Energy, Inc. (a)                       31,814
     1,592  Exxon Mobil Corp. (a)                     118,365
     1,415  HollyFrontier Corp.                        69,109
     1,837  PBF Energy, Inc.                           51,858
       650  Western Refining, Inc.                     28,678
                                                 ------------
                                                      327,905
                                                 ------------
            PERSONAL PRODUCTS -- 0.2%
       279  Nu Skin Enterprises, Inc., Class A         11,517
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            PHARMACEUTICALS -- 3.9%
     1,270  Johnson & Johnson (a)                $    118,554
     1,389  Merck & Co., Inc. (a)                      68,603
                                                 ------------
                                                      187,157
                                                 ------------
            ROAD & RAIL -- 0.3%
        40  AMERCO                                     15,739
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.7%
     3,675  Intel Corp. (a)                           110,764
       814  Marvell Technology Group Ltd.               7,367
       232  Texas Instruments, Inc.                    11,489
                                                 ------------
                                                      129,620
                                                 ------------
            SOFTWARE -- 5.4%
     1,349  Activision Blizzard, Inc.                  41,671
       941  Aspen Technology, Inc. (b)                 35,673
     8,069  King Digital Entertainment, PLC           109,254
     1,601  Microsoft Corp. (a)                        70,860
                                                 ------------
                                                      257,458
                                                 ------------
            SPECIALTY RETAIL -- 4.9%
       673  Foot Locker, Inc.                          48,436
     1,047  Home Depot (The), Inc. (a)                120,918
       875  TJX (The) Cos., Inc.                       62,492
                                                 ------------
                                                      231,846
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 4.5%
     1,834  Apple, Inc. (a)                           202,290
       455  EMC Corp.                                  10,993
                                                 ------------
                                                      213,283
                                                 ------------
            TOBACCO -- 4.0%
     1,323  Altria Group, Inc. (a)                     71,971
     1,486  Philip Morris International, Inc.         117,885
                                                 ------------
                                                      189,856
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.4%
       344  MSC Industrial Direct Co., Inc.            20,994
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
       691  T-Mobile US, Inc. (b)                      27,509
                                                 ------------
            TOTAL COMMON STOCKS                     4,616,066
            (Cost $4,835,040)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 0.8%
            MORTGAGE REITS -- 0.8%
     1,915  American Capital Agency Corp.              35,810
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                                  35,810
            (Cost $37,841)                       ------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2015

NUMBER OF
CONTRACTS   DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
OPTIONS PURCHASED -- 1.1%
            CBOE Volatility Index Calls
        10  @ $15.00 due November 2015           $      6,940
                                                 ------------
            S&P 500 Index Puts
         5  @ $1,900.00 due November 2015              28,500
         3  @  1,875.00 due December 2015              18,600
                                                 ------------
                                                       47,100
                                                 ------------
            TOTAL OPTIONS PURCHASED                    54,040
            (Cost $30,195)                       ------------

            TOTAL INVESTMENTS - 98.8%               4,705,916
            (Cost 4,903,076) (c)                 ------------

OPTIONS WRITTEN -- (0.5%)
            CBOE Volatility Index Calls
        10  @ $22.00 due November 2015                 (3,000)
                                                 ------------
            S&P 500 Index Calls
         3  @ $2,050.00 due October 2015                 (195)
         3  @  2,125.00 due October 2015                  (30)
         2  @  2,075.00 due November 2015                (600)
         4  @  2,125.00 due November 2015                (288)
         2  @  2,150.00 due November 2015                 (50)
         1  @  1,950.00 due December 2015              (4,800)
         2  @  2,100.00 due January 2016               (1,640)
                                                 ------------
                                                       (7,603)
                                                 ------------
            S&P 500 Index Puts
         2  @ $1,800.00 due November 2015              (5,660)
         3  @  1,750.00 due December 2015              (8,910)
                                                 ------------
                                                      (14,570)
                                                 ------------
            TOTAL OPTIONS WRITTEN                     (25,173)
            (Premiums received $58,503)          ------------

            NET OTHER ASSETS AND
               LIABILITIES - 1.7%                      81,353
                                                 ------------
            NET ASSETS - 100.0%                  $  4,762,096
                                                 ============


(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $4,943,837. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $123,392 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $361,313.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                ASSETS TABLE
                                                     LEVEL 2       LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT   SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Common Stocks*             $4,616,066  $4,616,066  $        --  $         --
Real Estate
   Investment Trusts*          35,810      35,810           --            --
Options Purchased              54,040      54,040           --            --
                           -------------------------------------------------
Total Investments          $4,705,916  $4,705,916  $        --  $         --
                           =================================================

                             LIABILITIES TABLE
                                                     LEVEL 2      LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Options Written            $  (25,173) $  (25,173) $        --  $         --
                           =================================================

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2015.


Page 48                 See Notes to Financial Statements

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 10.0%
     4,240  Boeing (The) Co.                     $    555,228
     4,144  General Dynamics Corp.                    571,665
     5,886  Honeywell International, Inc.             557,345
     3,415  Northrop Grumman Corp.                    566,719
     5,519  Raytheon Co.                              603,006
                                                 ------------
                                                    2,853,963
                                                 ------------
            BANKS -- 8.2%
    30,515  Fifth Third Bancorp.                      577,039
     9,469  JPMorgan Chase & Co.                      577,325
     6,600  PNC Financial Services Group,
               Inc.                                   588,720
    11,306  Wells Fargo & Co.                         580,563
                                                 ------------
                                                    2,323,647
                                                 ------------
            BIOTECHNOLOGY -- 1.9%
     3,832  Amgen, Inc.                               530,042
                                                 ------------
            CAPITAL MARKETS -- 3.9%
     3,189  Goldman Sachs Group, Inc.                 554,121
     8,363  State Street Corp.                        562,077
                                                 ------------
                                                    1,116,198
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 6.1%
    22,593  Cisco Systems, Inc.                       593,066
     8,601  Motorola Solutions, Inc.                  588,136
    10,597  QUALCOMM, Inc.                            569,377
                                                 ------------
                                                    1,750,579
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 5.9%
    11,712  Helmerich & Payne, Inc.                   553,509
    15,165  National Oilwell Varco, Inc.              570,962
     7,955  Schlumberger Ltd.                         548,657
                                                 ------------
                                                    1,673,128
                                                 ------------
            FOOD PRODUCTS -- 1.9%
    13,348  Archer-Daniels-Midland Co.                553,275
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.9%
     3,929  Anthem, Inc.                              550,060
     4,712  UnitedHealth Group, Inc.                  546,639
                                                 ------------
                                                    1,096,699
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.0%
     6,693  Danaher Corp.                             570,310
                                                 ------------
            INSURANCE -- 18.4%
     5,775  ACE, Ltd.                                 597,135
    10,097  Aflac, Inc.                               586,939
    15,047  Allied World Assurance Co.
               Holdings AG                            574,344
    10,023  Allstate Corp.                            583,739
     4,823  Chubb Corp.                               591,541
     3,338  Everest Re Group, Ltd.                    578,609
    12,009  Principal Financial Group, Inc.           568,506



SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            INSURANCE (CONTINUED)
    18,845  Progressive Corp.                    $    577,411
     5,790  Travelers Cos., Inc.                      576,279
                                                 ------------
                                                    5,234,503
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 1.9%
     8,330  IAC/InterActiveCorp.                      543,699
                                                 ------------
            IT SERVICES -- 2.0%
     5,916  Accenture PLC, Class A                    581,306
                                                 ------------
            MEDIA -- 4.1%
     8,566  Omnicom Group, Inc.                       564,500
    21,932  Twenty-First Century Fox, Inc.            591,725
                                                 ------------
                                                    1,156,225
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 5.8%
    21,199  Murphy Oil Corp.                          513,016
     7,342  Phillips 66                               564,159
     9,632  Valero Energy Corp.                       578,883
                                                 ------------
                                                    1,656,058
                                                 ------------
            PHARMACEUTICALS -- 3.9%
     6,179  Johnson & Johnson                         576,810
    11,069  Merck & Co., Inc.                         546,698
                                                 ------------
                                                    1,123,508
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.1%
    12,072  Texas Instruments, Inc.                   597,805
                                                 ------------
            SOFTWARE -- 4.0%
    15,861  Oracle Corp.                              572,900
    28,609  Symantec Corp.                            557,017
                                                 ------------
                                                    1,129,917
                                                 ------------
            SPECIALTY RETAIL -- 5.8%
    13,651  GameStop Corp.                            562,558
    18,278  Gap, Inc.                                 520,923
     8,086  TJX (The) Cos., Inc.                      577,502
                                                 ------------
                                                    1,660,983
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 8.1%
     5,086  Apple, Inc.                               560,986
    23,953  EMC Corp.                                 578,704
    12,640  Seagate Technology PLC                    566,272
     7,606  Western Digital Corp.                     604,221
                                                 ------------
                                                    2,310,183
                                                 ------------
            TOTAL INVESTMENTS - 99.9%              28,462,028
            (Cost $30,973,950) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                      14,727
                                                 ------------
            NET ASSETS - 100.0%                  $ 28,476,755
                                                 ============


                        See Notes to Financial Statements                Page 49

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

SEPTEMBER 30, 2015


(a) Aggregate cost for federal income tax purposes is $31,315,527. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $294,960 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,148,459.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                              TOTAL       LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT      QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2015     PRICES       INPUTS        INPUTS
------------------------------------------------------------------------------
Common Stocks*             $28,462,028  $28,462,028  $        --  $         --
                           ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 50              See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 99.9%
            CAPITAL MARKETS* -- 99.9%
20,646,155  First Trust Consumer
               Discretionary AlphaDEX(R)
               Fund                              $  707,543,732
17,914,089  First Trust Consumer Staples
               AlphaDEX(R) Fund                     750,779,470
12,231,021  First Trust Dow Jones Internet
               Index Fund (a)                       808,103,558
13,934,861  First Trust Health Care
               AlphaDEX(R) Fund (a)                 811,008,910
 9,710,591  First Trust NYSE Arca
               Biotechnology Index Fund             983,877,080
                                                 --------------
            TOTAL INVESTMENTS - 99.9%             4,061,312,750
            (Cost $4,303,300,729) (b)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                     5,474,792
                                                 --------------
            NET ASSETS - 100.0%                  $4,066,787,542
                                                 ==============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $4,303,301,115. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,338,531 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $252,326,896.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS              9/30/2015         PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Exchange-Traded
   Funds**             $4,061,312,750  $4,061,312,750  $        --  $         --
                       =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 51

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 3.7%
    59,830  BWX Technologies, Inc.               $  1,577,119
                                                 ------------
            BANKS -- 5.6%
    12,657  Associated Banc-Corp.                     227,446
     7,126  First Financial Corp.                     230,526
     9,815  First Merchants Corp.                     257,349
    13,459  First Midwest Bancorp, Inc.               236,071
    17,561  FNB Corp.                                 227,415
    19,013  Fulton Financial Corp.                    230,057
    22,305  Huntington Bancshares, Inc.               236,433
    22,265  National Penn Bancshares, Inc.            261,614
     2,870  Park National Corp.                       258,932
     4,765  Wintrust Financial Corp.                  254,594
                                                 ------------
                                                    2,420,437
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 8.3%
    73,181  Covanta Holding Corp.                   1,277,009
    80,734  Heritage-Crystal Clean, Inc. (a)          829,138
    33,422  US Ecology, Inc.                        1,458,870
                                                 ------------
                                                    3,565,017
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 32.6%
    38,940  Argan, Inc.                             1,350,439
    64,921  Comfort Systems USA, Inc.               1,769,746
    22,064  Dycom Industries, Inc. (a)              1,596,551
    31,731  EMCOR Group, Inc.                       1,404,097
    44,173  Granite Construction, Inc.              1,310,613
    78,154  MasTec, Inc. (a)                        1,237,178
    49,084  MYR Group, Inc. (a)                     1,286,001
    84,496  Primoris Services Corp.                 1,513,323
    53,330  Quanta Services, Inc. (a)               1,291,119
    73,217  Tutor Perini Corp. (a)                  1,205,152
                                                 ------------
                                                   13,964,219
                                                 ------------
            ELECTRICAL EQUIPMENT -- 23.4%
     7,808  Acuity Brands, Inc.                     1,370,929
    29,520  AZZ, Inc.                               1,437,329
    35,535  Encore Wire Corp.                       1,160,928
   230,720  Enphase Energy, Inc. (a)                  853,664
    42,575  Generac Holdings, Inc. (a)              1,281,082
    14,218  Hubbell, Inc., Class B                  1,207,819
   116,692  LSI Industries, Inc.                      984,880
    28,520  Power Solutions International,
               Inc. (a)                               647,689
    95,788  PowerSecure International,
               Inc. (a)                             1,103,478
                                                 ------------
                                                   10,047,798
                                                 ------------
            MACHINERY -- 26.3%
    33,236  American Railcar Industries, Inc.       1,201,814
    73,390  Douglas Dynamics, Inc.                  1,457,526
    72,871  FreightCar America, Inc.                1,250,466
    90,606  Global Brass & Copper
               Holdings, Inc.                       1,858,329
    46,874  LB Foster Co., Class A                    575,613


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            MACHINERY (CONTINUED)
   172,202  Mueller Water Products, Inc.,
               Class A                           $  1,319,067
    21,369  RBC Bearings, Inc. (a)                  1,276,370
    62,347  TriMas Corp. (a)                        1,019,374
   123,580  Wabash National Corp. (a)               1,308,712
                                                 ------------
                                                   11,267,271
                                                 ------------
            TOTAL INVESTMENTS - 99.9%              42,841,861
            (Cost $53,155,999) (b)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                      25,271
                                                 ------------
            NET ASSETS - 100.0%                  $ 42,867,132
                                                 ============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $53,430,126. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,775,005 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,363,270.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1     SIGNIFICANT   SIGNIFICANT
                            VALUE AT      QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS                 9/30/2015     PRICES        INPUTS         INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $42,841,861  $42,841,861  $          --  $         --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 52              See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 88.5%
            AEROSPACE & DEFENSE -- 2.3%
     2,147  Raytheon Co.                         $    234,581
                                                 ------------
            BANKS -- 13.5%
     5,238  BB&T Corp.                                186,473
     1,517  City Holding Co.                           74,788
     3,068  Community Bank System, Inc.               114,037
     2,110  Cullen/Frost Bankers, Inc.                134,154
    10,455  FirstMerit Corp.                          184,740
     7,035  Hancock Holding Co.                       190,297
     2,746  NBT Bancorp, Inc.                          73,977
     8,629  Trustmark Corp.                           199,934
     5,099  United Bankshares, Inc.                   193,711
                                                 ------------
                                                    1,352,111
                                                 ------------
            CAPITAL MARKETS -- 5.3%
     5,681  Invesco Ltd.                              177,418
     2,765  T Rowe Price Group, Inc.                  192,167
     4,739  Waddell & Reed Financial, Inc.,
               Class A                                164,775
                                                 ------------
                                                      534,360
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.2%
     5,351  Republic Services, Inc.                   220,461
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 3.8%
     7,702  Cisco Systems, Inc.                       202,178
     3,377  QUALCOMM, Inc.                            181,446
                                                 ------------
                                                      383,624
                                                 ------------
            CONTAINERS & PACKAGING -- 1.8%
     4,911  Sonoco Products Co.                       185,341
                                                 ------------
            DISTRIBUTORS -- 2.0%
     2,393  Genuine Parts Co.                         198,356
                                                 ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.5%
     1,082  Capella Education Co.                      53,581
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.6%
     4,991  TELUS Corp.                               157,416
                                                 ------------
            ELECTRIC UTILITIES -- 10.2%
     4,545  ALLETE, Inc.                              229,477
     3,912  American Electric Power Co., Inc.         222,437
     3,171  El Paso Electric Co.                      116,756
     4,564  Eversource Energy                         231,030
     4,996  Southern (The) Co.                        223,321
                                                 ------------
                                                    1,023,021
                                                 ------------
            ELECTRICAL EQUIPMENT -- 1.8%
     3,983  Emerson Electric Co.                      175,929
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.3%
     8,571  Atwood Oceanics, Inc.                     126,937
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            FOOD & STAPLES RETAILING -- 1.9%
     2,926  Wal-Mart Stores, Inc.                $    189,722
                                                 ------------
            GAS UTILITIES -- 1.9%
     9,995  Questar Corp.                             194,003
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.0%
     1,371  Cracker Barrel Old Country
               Store, Inc.                            201,921
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 1.9%
     1,377  3M Co.                                    195,217
                                                 ------------
            INSURANCE -- 2.0%
     4,136  Principal Financial Group, Inc.           195,798
                                                 ------------
            IT SERVICES -- 2.1%
     4,482  Paychex, Inc.                             213,478
                                                 ------------
            MACHINERY -- 0.7%
     2,576  Hillenbrand, Inc.                          67,002
                                                 ------------
            METALS & MINING -- 1.9%
     3,528  Reliance Steel & Aluminum Co.             190,547
                                                 ------------
            MULTI-UTILITIES -- 13.5%
     2,800  DTE Energy Co.                            225,036
     4,269  NorthWestern Corp.                        229,800
     4,233  PG&E Corp.                                223,502
     5,281  Public Service Enterprise Group,
               Inc.                                   222,647
     4,090  SCANA Corp.                               230,104
     5,307  Vectren Corp.                             222,947
                                                 ------------
                                                    1,354,036
                                                 ------------
            MULTILINE RETAIL -- 3.5%
     3,333  Kohl's Corp.                              154,351
     2,567  Target Corp.                              201,920
                                                 ------------
                                                      356,271
                                                 ------------
            PHARMACEUTICALS -- 5.8%
     2,164  Johnson & Johnson                         202,009
     2,038  Novartis AG, ADR                          187,333
     4,048  Sanofi, ADR                               192,159
                                                 ------------
                                                      581,501
                                                 ------------
            ROAD & RAIL -- 1.9%
     2,490  Norfolk Southern Corp.                    190,236
                                                 ------------
            SPECIALTY RETAIL -- 1.2%
     3,579  Cato Corp.                                121,793
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.9%
     5,252  Fastenal Co.                              192,276
                                                 ------------
            TOTAL COMMON STOCKS                     8,889,519
            (Cost $9,411,512)                    ------------


                        See Notes to Financial Statements                Page 53

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
REAL ESTATE INVESTMENT TRUSTS -- 11.4%
     7,763  Franklin Street Properties Corp.     $     83,452
     4,800  LTC Properties, Inc.                      204,816
     3,332  National Health Investors, Inc.           191,557
     1,092  Public Storage                            231,100
     4,648  Realty Income Corp.                       220,269
     2,332  Sovran Self Storage, Inc.                 219,907
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                               1,151,101
            (Cost $1,149,759)                    ------------

            TOTAL INVESTMENTS - 99.9%              10,040,620
            (Cost $10,561,271) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                       8,451
                                                 ------------
            NET ASSETS - 100.0%                  $ 10,049,071
                                                 ============


(a) Aggregate cost for federal income tax purposes is $10,601,186. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $224,512 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $785,078.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1     SIGNIFICANT   SIGNIFICANT
                            VALUE AT      QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS                 9/30/2015     PRICES        INPUTS         INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $ 8,889,519  $ 8,889,519  $          --  $         --
Real Estate
   Investment Trusts         1,151,101    1,151,101             --            --
                           -----------------------------------------------------
Total Investments          $10,040,620  $10,040,620  $          --  $         --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 54              See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.5%
            CAPITAL MARKETS* -- 99.5%
 3,777,118  First Trust Germany AlphaDEX(R)
               Fund                              $127,024,478
 3,480,244  First Trust Hong Kong
               AlphaDEX(R) Fund                   114,500,027
 4,363,020  First Trust ISE Chindia Index
               Fund                               111,213,380
 3,510,493  First Trust Switzerland
               AlphaDEX(R) Fund                   130,941,389
 3,493,515  First Trust United Kingdom
               AlphaDEX(R) Fund                   140,124,887
                                                 ------------
            TOTAL INVESTMENTS - 99.5%             623,804,161
            (Cost $744,946,411) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.5%                   2,958,295
                                                 ------------
            NET ASSETS - 100.0%                  $626,762,456
                                                 ============


(a) Aggregate cost for federal income tax purposes is $745,348,592. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $121,544,431.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                            TOTAL        LEVEL 1      SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               9/30/2015       PRICES        INPUTS         INPUTS
--------------------------------------------------------------------------------
Exchange-Traded
   Funds**               $623,804,161  $623,804,161  $          --  $         --
                         =======================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

                                                 FIRST TRUST                              INTERNATIONAL
                                                   NASDAQ             MULTI-ASSET          MULTI-ASSET          FIRST TRUST
                                             TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME       HIGH INCOME
                                                 INDEX FUND           INDEX FUND           INDEX FUND               ETF
                                                   (TDIV)               (MDIV)               (YDIV)               (FTHI)
                                             -------------------  -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated.......    $   470,006,413      $   700,831,836      $    12,675,480      $     6,585,902
Investments, at value - Affiliated.........                 --          176,560,719                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
Total investments, at value................        470,006,413          877,392,555           12,675,480            6,585,902
Cash.......................................                 --              744,170                   --               95,882
Cash held at broker........................                 --                   --                   --               16,022
Due from broker............................                 --                   --                   --                3,494
Foreign currency, at value.................                 --                   --              183,533                   --
Receivables:
   Investment securities sold..............                 --            9,933,224                   --                   --
   Capital shares sold.....................                 --                   --                   --                   --
   Dividends...............................            553,830            3,253,821               24,299               12,699
   Dividend reclaims.......................             35,049                   --                6,027                   27
Other assets...............................                 --                  311                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
   Total Assets............................        470,595,292          891,324,081           12,889,339            6,714,026
                                               ---------------      ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value..................                 --                   --                   --               18,632
Due to custodian...........................            285,535                   --              205,630                   --
Due to broker..............................                 --                   --                   --                   --
Payables:
   Capital shares redeemed.................                 --            9,973,140                   --                   --
   Investment securities purchased.........                 --                   --                   --                   --
   Investment advisory fees................            198,143              356,034                7,428                4,358
                                               ---------------      ---------------      ---------------      ---------------
   Total Liabilities.......................            483,678           10,329,174              213,058               22,990
                                               ---------------      ---------------      ---------------      ---------------
NET ASSETS.................................    $   470,111,614      $   880,994,907      $    12,676,281      $     6,691,036
                                               ===============      ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital............................    $   528,495,793      $ 1,037,786,127      $    16,471,068      $     7,052,610
Par value..................................            194,050              479,500                8,000                3,500
Accumulated net investment income
   (loss)..................................            348,999             (399,094)                (446)                  --
Accumulated net realized gain (loss) on
   investments, foreign  currency
   transactions and options transactions...        (24,366,121)         (82,083,041)          (1,810,263)             (97,957)
Net unrealized appreciation (depreciation)
   on investments, foreign currency
   translation and options.................        (34,561,107)         (74,788,585)          (1,992,078)            (267,117)
                                               ---------------      ---------------      ---------------      ---------------
NET ASSETS.................................    $   470,111,614      $   880,994,907      $    12,676,281      $     6,691,036
                                               ===============      ===============      ===============      ===============
NET ASSET VALUE, per share.................    $         24.23      $         18.37      $         15.85      $         19.12
                                               ===============      ===============      ===============      ===============
Number of shares outstanding (unlimited
   number of shares authorized, par value
   $0.01 per share)........................         19,405,000           47,950,002              800,002              350,002
                                               ===============      ===============      ===============      ===============
Investments, at cost - Unaffiliated........    $   504,567,520      $   770,916,151      $    14,665,808      $     6,901,877
                                               ===============      ===============      ===============      ===============
Investment, at cost - Affiliated...........    $            --      $   181,264,989      $            --      $            --
                                               ===============      ===============      ===============      ===============
Total investments, at cost.................    $   504,567,520      $   952,181,140      $    14,665,808      $     6,901,877
                                               ===============      ===============      ===============      ===============
Foreign currency, at cost (proceeds).......    $            --      $            --      $       184,610      $            --
                                               ===============      ===============      ===============      ===============
Premiums received on options written.......    $            --      $            --      $            --      $        67,490
                                               ===============      ===============      ===============      ===============


Page 56               See Notes to Financial Statements

                            FIRST TRUST                             FIRST TRUST RBA                             FIRST TRUST
       FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT
        LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL
       INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF
         (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)                (IFV)
   -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

     $     4,705,916      $    28,462,028      $            --      $    42,841,861      $    10,040,620      $            --
                  --                   --        4,061,312,750                   --                   --          623,804,161
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           4,705,916           28,462,028        4,061,312,750           42,841,861           10,040,620          623,804,161
              65,435                   --            6,639,267               19,044                   --            3,137,736
              13,250                   --                   --                   --                   --                   --
                  --                   --                   --                   --                   --                   --
                  --                   --                   --                   --                   --                   --

                  --                   --          140,733,576            1,502,318                   --            3,346,966
                  --                   --           67,925,867                   --                   --                   --
               9,479               48,141                   --               34,979               19,482                   --
                  41                   --                   --                   --                  784                   --
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           4,794,121           28,510,169        4,276,611,460           44,398,202           10,060,886          630,288,863
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

              25,173                   --                   --                   --                   --                   --
                  --               21,468                   --                   --                6,076                   --
               3,482                   --                   --                   --                   --                   --

                  --                   --          140,926,161            1,503,383                   --            3,363,096
                  --                   --           67,834,446                   --                   --                   --
               3,370               11,946            1,063,311               27,687                5,739              163,311
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              32,025               33,414          209,823,918            1,531,070               11,815            3,526,407
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
     $     4,762,096      $    28,476,755      $ 4,066,787,542      $    42,867,132      $    10,049,071      $   626,762,456
     ===============      ===============      ===============      ===============      ===============      ===============

     $     5,039,399      $    31,163,220      $ 4,303,778,604      $    62,078,652      $    10,986,753      $   746,065,024
               2,500               14,000            1,856,000               28,000                5,000              367,000

                  --               23,475            3,141,303               51,095                   --            2,974,301


            (115,973)            (212,018)                (386)          (8,976,477)            (422,031)          (1,501,619)


            (163,830)          (2,511,922)        (241,987,979)         (10,314,138)            (520,651)        (121,142,250)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
     $     4,762,096      $    28,476,755      $ 4,066,787,542      $    42,867,132      $    10,049,071      $   626,762,456
     ===============      ===============      ===============      ===============      ===============      ===============
     $         19.05      $         20.34      $         21.91      $         15.31      $         20.10      $         17.08
     ===============      ===============      ===============      ===============      ===============      ===============


             250,002            1,400,002          185,600,002            2,800,002              500,002           36,700,002
     ===============      ===============      ===============      ===============      ===============      ===============
     $     4,903,076      $    30,973,950      $            --      $    53,155,999      $    10,561,271      $            --
     ===============      ===============      ===============      ===============      ===============      ===============
     $            --      $            --      $ 4,303,300,729      $            --      $            --      $   744,946,411
     ===============      ===============      ===============      ===============      ===============      ===============
     $     4,903,076      $    30,973,950      $ 4,303,300,729      $    53,155,999      $    10,561,271      $   744,946,411
     ===============      ===============      ===============      ===============      ===============      ===============
     $            --      $            --      $            --      $            --      $            --      $            --
     ===============      ===============      ===============      ===============      ===============      ===============
     $        58,503      $            --      $            --      $            --      $            --      $            --
     ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

                                                 FIRST TRUST                              INTERNATIONAL
                                                   NASDAQ             MULTI-ASSET          MULTI-ASSET          FIRST TRUST
                                             TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME       HIGH INCOME
                                                 INDEX FUND           INDEX FUND           INDEX FUND               ETF
                                                   (TDIV)               (MDIV)               (YDIV)               (FTHI)
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated...................    $    21,271,103      $    40,199,814      $       821,078      $       116,161
Dividends - Affiliated.....................                 --           10,131,940                   --                   --
Interest...................................                 --                   --                   --                    8
Foreign tax withholding....................           (468,401)                  --              (68,580)                (271)
Other......................................                 --                   80                   --                    4
                                               ---------------      ---------------      ---------------      ---------------
   Total investment income.................         20,802,702           50,331,834              752,498              115,902
                                               ---------------      ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees...................          3,377,354            5,796,811              102,496               40,771
Excise tax expense.........................                 --                   --                  214                   --
                                               ---------------      ---------------      ---------------      ---------------
   Total expenses..........................          3,377,354            5,796,811              102,710               40,771
                                               ---------------      ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...............                 --             (954,750)                  --                   --
                                               ---------------      ---------------      ---------------      ---------------
Net expenses...............................                 --            4,842,061                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...............         17,425,348           45,489,773              649,788               75,131
                                               ---------------      ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..............        (22,219,224)         (59,604,692)          (1,612,775)             (80,194)
   Investments - Affiliated................                 --             (562,753)                  --                   --
   Written option transactions.............                 --                   --                   --               38,956
   In-kind redemptions - Unaffiliated......         63,089,046              385,434               (2,074)              82,737
   In-kind redemptions - Affiliated........                 --              358,235                   --                   --
   Foreign currency transactions...........                 --                   --              (23,545)                  --
                                               ---------------      ---------------      ---------------      ---------------
Net realized gain (loss)...................         40,869,822          (59,423,776)          (1,638,394)              41,499
                                               ---------------      ---------------      ---------------      ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Unaffiliated..............       (104,045,421)         (74,121,939)          (1,729,761)            (316,284)
   Investments - Affiliated................                 --           (4,704,270)                  --                   --
   Written options held....................                 --                   --                   --               45,772
   Foreign currency translation............                 --                   --                 (574)                  --
                                               ---------------      ---------------      ---------------      ---------------
Net change in unrealized appreciation
   (depreciation)..........................       (104,045,421)         (78,826,209)          (1,730,335)            (270,512)
                                               ---------------      ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS).............................        (63,175,599)        (138,249,985)          (3,368,729)            (229,013)
                                               ---------------      ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $   (45,750,251)     $   (92,760,212)     $    (2,718,941)     $      (153,882)
                                               ===============      ===============      ===============      ===============


Page 58                 See Notes to Financial Statements

                            FIRST TRUST                             FIRST TRUST RBA                             FIRST TRUST
       FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT
        LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL
       INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF
         (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)                (IFV)
   -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

     $        85,338      $       467,383      $            --      $       842,847      $       309,241      $            --
                  --                   --           13,512,903                   --                   --            9,653,879
                   6                    7                  680                   25                   --                   --
                (291)                  --                   --                   --               (4,228)                  --
                  16                   --                   --                   17                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              85,069              467,390           13,513,583              842,889              305,013            9,653,879
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

              29,737               92,382            7,735,248              559,701               63,974            1,116,410
                  --                   --                   --                   --                   --                3,193
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              29,737               92,382            7,735,248              559,701               63,974            1,119,603
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              55,332              375,008            5,778,335              283,188              241,039            8,534,276
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             (83,737)            (161,173)                  --           (8,774,688)            (386,222)                  --
                  --                   --                   --                   --                   --           (2,488,463)
              23,897                   --                   --                   --                   --                   --
                  16            1,145,798                   --            6,435,588              657,215                   --
                  --                   --           52,424,844                   --                   --          (14,654,504)
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
             (59,824)             984,625           52,424,844           (2,339,100)             270,993          (17,142,967)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


            (194,340)          (2,617,760)                  --           (7,056,037)            (363,975)                  --
                  --                   --         (266,195,649)                  --                   --         (119,510,903)
              31,074                   --                   --                   --                   --                   --
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            (163,266)          (2,617,760)        (266,195,649)          (7,056,037)            (363,975)        (119,510,903)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            (223,090)          (1,633,135)        (213,770,805)          (9,395,137)             (92,982)        (136,653,870)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


     $      (167,758)     $    (1,258,127)     $  (207,992,470)     $    (9,111,949)     $       148,057      $  (128,119,594)
     ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------

                                                             FOR THE            FOR THE             FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2015          9/30/2014           9/30/2015          9/30/2014
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $     17,425,348   $     13,405,168    $     45,489,773   $     27,945,530
Net realized gain (loss)..............................         40,869,822          7,209,603         (59,423,776)         7,241,365
Net change in unrealized appreciation (depreciation)..       (104,045,421)        61,479,931         (78,826,209)        16,722,629
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................        (45,750,251)        82,094,702         (92,760,212)        51,909,524
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................        (17,128,472)       (12,811,593)        (46,293,066)       (35,770,042)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --         (17,763,597)                --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders                           (17,128,472)       (12,811,593)        (64,056,663)       (35,770,042)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................        169,807,991        495,923,217         354,259,181        532,466,922
Cost of shares redeemed...............................       (360,353,469)       (47,110,046)       (100,400,976)      (256,237,493)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................       (190,545,478)       448,813,171         253,858,205        276,229,429
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............       (253,424,201)       518,096,280          97,041,330        292,368,911
NET ASSETS:
Beginning of period...................................        723,535,815        205,439,535         783,953,577        491,584,666
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $    470,111,614   $    723,535,815    $    880,994,907   $    783,953,577
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $        348,999   $        674,399    $       (399,094)  $     (2,559,753)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............         26,755,000          9,105,000          36,500,002         23,800,002
Shares sold...........................................          6,150,000         19,500,000          16,600,000         24,250,000
Shares redeemed.......................................        (13,500,000)        (1,850,000)         (5,150,000)       (11,550,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................         19,405,000         26,755,000          47,950,002         36,500,002
                                                         ================   ================    ================   ================

(a) Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 60                 See Notes to Financial Statements

                             INTERNATIONAL                           FIRST TRUST                            FIRST TRUST
                        MULTI-ASSET DIVERSIFIED                      HIGH INCOME                             LOW BETA
                           INCOME INDEX FUND                             ETF                                INCOME ETF
                                (YDIV)                                 (FTHI)                                 (FTLB)
                  -----------------------------------    -----------------------------------    -----------------------------------
                                                                             FOR THE PERIOD                         FOR THE PERIOD
                      FOR THE            FOR THE             FOR THE          1/6/2014 (a)          FOR THE          1/6/2014 (a)
                     YEAR ENDED         YEAR ENDED          YEAR ENDED          THROUGH            YEAR ENDED          THROUGH
                     9/30/2015          9/30/2014           9/30/2015          9/30/2014           9/30/2015          9/30/2014
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                  $        649,788   $        372,123    $         75,131   $         40,301    $         55,332   $         36,566
                        (1,638,394)            (9,596)             41,499             51,942             (59,824)            28,326
                        (1,730,335)          (372,423)           (270,512)             3,395            (163,266)              (564)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                        (2,718,941)            (9,896)           (153,882)            95,638            (167,758)            64,328
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                          (669,713)          (400,902)            (74,928)           (64,556)            (55,135)           (47,581)
                                --            (56,951)                 --                 --                  --                 --
                           (36,444)                --            (165,274)                --             (72,061)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (706,157)          (457,853)           (240,202)           (64,556)           (127,196)           (47,581)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         3,939,903         10,373,827           5,062,593          5,039,443           2,026,090          5,029,832
                          (904,311)        (2,003,842)         (1,021,070)        (2,026,928)                 --         (2,015,619)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         3,035,592          8,369,985           4,041,523          3,012,515           2,026,090          3,014,213
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (389,506)         7,902,236           3,647,439          3,043,597           1,731,136          3,030,960

                        13,065,787          5,163,551           3,043,597                 --           3,030,960                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                  $     12,676,281   $     13,065,787    $      6,691,036   $      3,043,597    $      4,762,096   $      3,030,960
                  ================   ================    ================   ================    ================   ================

                  $           (446)  $         (4,368)   $             --   $             --    $             --   $             --
                  ================   ================    ================   ================    ================   ================

                           650,002            250,002             150,002                 --             150,002                 --
                           200,000            500,000             250,000            250,002             100,000            250,002
                           (50,000)          (100,000)            (50,000)          (100,000)                 --           (100,000)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                           800,002            650,002             350,002            150,002             250,002            150,002
                  ================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST                            FIRST TRUST
                                                               NASDAQ RISING DIVIDEND                      DORSEY WRIGHT
                                                                    ACHIEVERS ETF                           FOCUS 5 ETF
                                                                       (RDVY)                                  (FV)
                                                         -----------------------------------    -----------------------------------
                                                                             FOR THE PERIOD                         FOR THE PERIOD
                                                             FOR THE          1/6/2014 (a)          FOR THE          3/5/2014 (b)
                                                            YEAR ENDED          THROUGH            YEAR ENDED          THROUGH
                                                            9/30/2015          9/30/2014           9/30/2015          9/30/2014
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $        375,008   $         92,834    $      5,778,335   $        362,568
Net realized gain (loss)                                          984,625            205,692          52,424,844            787,219
Net change in unrealized appreciation (depreciation)..         (2,617,760)           105,838        (266,195,649)        24,207,670
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................         (1,258,127)           404,364        (207,992,470)        25,357,457
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (355,691)           (88,676)         (2,921,750)           (77,850)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --                  --                 --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................           (355,691)           (88,676)         (2,921,750)           (77,850)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................         32,839,752         10,161,394       4,036,753,325        551,378,066
Cost of shares redeemed...............................        (10,105,854)        (3,120,407)       (326,119,895)        (9,589,341)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................         22,733,898          7,040,987       3,710,633,430        541,788,725
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............         21,120,080          7,356,675       3,499,719,210        567,068,332
NET ASSETS:
Beginning of period...................................          7,356,675                 --         567,068,332                 --
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $     28,476,755   $      7,356,675    $  4,066,787,542   $    567,068,332
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $         23,475   $          4,158    $      3,141,303   $        284,718
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............            350,002                 --          27,800,002                 --
Shares sold...........................................          1,500,000            500,002         172,400,000         28,300,002
Shares redeemed.......................................           (450,000)          (150,000)        (14,600,000)          (500,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................          1,400,002            350,002         185,600,002         27,800,002
                                                         ================   ================    ================   ================

(a) Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Inception date is March 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c) Inception date is March 10, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d) Inception date is July 22, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 62                 See Notes to Financial Statements

                              FIRST TRUST                                                                   FIRST TRUST
                             RBA AMERICAN                            FIRST TRUST                           DORSEY WRIGHT
                              INDUSTRIAL                         RBA QUALITY INCOME                        INTERNATIONAL
                          RENAISSANCE(R) ETF                             ETF                                FOCUS 5 ETF
                                (AIRR)                                 (QINC)                                  (IFV)
                  -----------------------------------    -----------------------------------    -----------------------------------
                                      FOR THE PERIOD                         FOR THE PERIOD                         FOR THE PERIOD
                      FOR THE         3/10/2014 (c)          FOR THE         3/10/2014 (c)          FOR THE         7/22/2014 (d)
                     YEAR ENDED          THROUGH            YEAR ENDED          THROUGH            YEAR ENDED          THROUGH
                     9/30/2015          9/30/2014           9/30/2015          9/30/2014           9/30/2015          9/30/2014
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                  $        283,188   $        151,187    $        241,039   $         65,629    $      8,534,276   $        115,484
                        (2,339,100)          (857,919)            270,993             62,490         (17,142,967)                --
                        (7,056,037)        (3,258,101)           (363,975)          (156,676)       (119,510,903)        (1,631,347)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                        (9,111,949)        (3,964,833)            148,057            (28,557)       (128,119,594)        (1,515,863)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                          (283,600)           (99,680)           (242,181)           (62,231)         (5,675,990)                --
                                --                 --                  --                 --                  --                 --
                                --                 --                  --                 --                  --                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (283,600)           (99,680)           (242,181)           (62,231)         (5,675,990)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                        47,504,549         86,400,745          11,674,069          8,156,769       1,007,318,598         33,090,138
                       (74,697,361)        (2,880,739)         (6,509,207)        (3,087,648)       (278,334,833)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                       (27,192,812)        83,520,006           5,164,862          5,069,121         728,983,765         33,090,138
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                       (36,588,361)        79,455,493           5,070,738          4,978,333         595,188,181         31,574,275

                        79,455,493                 --           4,978,333                 --          31,574,275                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                  $     42,867,132   $     79,455,493    $     10,049,071   $      4,978,333    $    626,762,456   $     31,574,275
                  ================   ================    ================   ================    ================   ================

                  $         51,095   $         51,507    $             --   $          1,304    $      2,974,301            115,484
                  ================   ================    ================   ================    ================   ================

                         4,350,002                 --             250,002                 --           1,700,002                 --
                         2,600,000          4,500,002             550,000            400,002          50,350,000          1,700,002
                        (4,150,000)          (150,000)           (300,000)          (150,000)        (15,350,000)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                         2,800,002          4,350,002             500,002            250,002          36,700,002          1,700,002
                  ================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             8/13/2012 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2015            2014            2013         9/30/2012
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    27.04      $    22.56      $    19.74      $    19.92
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.73            0.73            0.59            0.04
Net realized and unrealized gain (loss)                   (2.83)           4.46            2.81           (0.18)
                                                     ----------      ----------      ----------      ----------
Total from investment operations                          (2.10)           5.19            3.40           (0.14)
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.71)          (0.71)          (0.58)          (0.04)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    24.23      $    27.04      $    22.56      $    19.74
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          (7.92)%         23.19%          17.49%          (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  470,112      $  723,536      $  205,440      $   27,731
Ratio of total expenses to average net assets              0.50%           0.50%           0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.58%           3.13%           2.95%           2.39% (c)
Portfolio turnover rate (d)                                  27%             34%             37%             18%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 64                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             8/13/2012 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2015            2014            2013         9/30/2012
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    21.48      $    20.65      $    20.18      $    19.98
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.99            1.05            0.90            0.09
Net realized and unrealized gain (loss)                   (2.73)           1.02            0.71            0.15
                                                     ----------      ----------      ----------      ----------
Total from investment operations                          (1.74)           2.07            1.61            0.24
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.99)          (1.24)          (1.07)          (0.04)
Return of capital                                         (0.38)             --           (0.07)             --
                                                     ----------      ----------      ----------      ----------
Total distributions                                       (1.37)          (1.24)          (1.14)          (0.04)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    18.37      $    21.48      $    20.65      $    20.18
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          (8.57)%         10.17%           8.08%           1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  880,995      $  783,954      $  491,585      $   34,307
Ratio of total expenses to average net assets              0.60%           0.60%           0.60%           0.60% (c)
Ratio of net expenses to average net assets                0.50%           0.60%           0.60%           0.60% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.71%           4.55%           4.80%           7.10% (c)
Portfolio turnover rate (d)                                 116%             96%            124%             34%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

                                                             YEAR ENDED            FOR THE PERIOD
                                                           SEPTEMBER 30,           8/22/2013 (a)
                                                   ------------------------------     THROUGH
                                                        2015            2014         9/30/2013
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    20.10      $    20.65      $    19.97
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.82            1.08            0.07
Net realized and unrealized gain (loss)                   (4.18)          (0.27)           0.69
                                                     ----------      ----------      ----------
Total from investment operations                          (3.36)           0.81            0.76
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.84)          (1.13)          (0.08)
Return of capital                                         (0.05)             --              --
Net realized gain                                            --           (0.23)             --
                                                     ----------      ----------      ----------
Total distributions                                       (0.89)          (1.36)          (0.08)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    15.85      $    20.10      $    20.65
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                         (17.29)%          3.93%           3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   12,676      $   13,066      $    5,164
Ratio of total expenses to average net assets              0.70%           0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.44%           4.74%           3.15% (c)
Portfolio turnover rate (d)                                 132%            116%             24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 66                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                                                   FOR THE PERIOD
                                                        YEAR        1/6/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.29      $    19.93
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.54            0.40
Net realized and unrealized gain (loss)                   (0.70)           0.52
                                                     ----------      ----------
Total from investment operations                          (0.16)           0.92
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.32)          (0.56)
Return of capital                                         (0.69)             --
                                                     ----------      ----------
Total distributions                                       (1.01)          (0.56)
                                                     ----------      ----------
Net asset value, end of period                       $    19.12      $    20.29
                                                     ==========      ==========
TOTAL RETURN (b)                                          (0.96)%          4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    6,691      $    3,044
Ratio of total expenses to average net assets              0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.57%           2.49% (c)
Portfolio turnover rate (d)                                 191%             54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)

                                                                   FOR THE PERIOD
                                                        YEAR        1/6/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.21      $    19.93
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.44            0.40
Net realized and unrealized gain (loss)                   (0.87)           0.36
                                                     ----------      ----------
Total from investment operations                          (0.43)           0.76
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.32)          (0.48)
Return of capital                                         (0.41)             --
                                                     ----------      ----------
Total distributions                                       (0.73)          (0.48)
                                                     ----------      ----------
Net asset value, end of period                       $    19.05      $    20.21
                                                     ==========      ==========
TOTAL RETURN (b)                                          (2.26)%          3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    4,762      $    3,031
Ratio of total expenses to average net assets              0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.58%           2.47% (c)
Portfolio turnover rate (d)                                 205%             38%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                                                   FOR THE PERIOD
                                                        YEAR        1/6/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    21.02      $    19.93
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.39            0.29
Net realized and unrealized gain (loss)                   (0.68)           1.08
                                                     ----------      ----------
Total from investment operations                          (0.29)           1.37
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.39)          (0.28)
                                                     ----------      ----------
Net asset value, end of period                       $    20.34      $    21.02
                                                     ==========      ==========
TOTAL RETURN (b)                                          (1.47)%          6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   28,477      $    7,357
Ratio of total expenses to average net assets              0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.03%           2.26% (c)
Portfolio turnover rate (d)                                  71%             62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 68                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

                                                                   FOR THE PERIOD
                                                        YEAR        3/5/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.40      $    20.02
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.04            0.01
Net realized and unrealized gain (loss)                    1.50            0.37
                                                     ----------      ----------
Total from investment operations                           1.54            0.38
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.03)           0.00 (b)
                                                     ----------      ----------
Net asset value, end of period                       $    21.91      $    20.40
                                                     ==========      ==========
TOTAL RETURN (c)                                           7.55%           1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $4,066,788      $  567,068
Ratio of total expenses to average net assets              0.30%           0.30% (d)
Ratio of net investment income (loss) to average
   net assets                                              0.22%           0.22% (d)
Portfolio turnover rate (e)                                   0%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

                                                                   FOR THE PERIOD
                                                        YEAR       3/10/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    18.27      $    19.98
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.07            0.05
Net realized and unrealized gain (loss)                   (2.97)          (1.72)
                                                     ----------      ----------
Total from investment operations                          (2.90)          (1.67)
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.06)          (0.04)
                                                     ----------      ----------
Net asset value, end of period                       $    15.31      $    18.27
                                                     ==========      ==========
TOTAL RETURN (b)                                         (15.90)%         (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   42,867      $   79,455
Ratio of total expenses to average net assets              0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              0.35%           0.62% (c)
Portfolio turnover rate (d)                                  66%             20%


FIRST TRUST RBA QUALITY INCOME ETF (QINC)

                                                                   FOR THE PERIOD
                                                        YEAR       3/10/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    19.91      $    20.00
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.53            0.34
Net realized and unrealized gain (loss)                    0.19           (0.10)
                                                     ----------      ----------
Total from investment operations                           0.72            0.24
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.53)          (0.33)
                                                     ----------      ----------
Net asset value, end of period                       $    20.10      $    19.91
                                                     ==========      ==========
TOTAL RETURN (b)                                           3.49%           1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   10,049      $    4,978
Ratio of total expenses to average net assets              0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.64%           3.16% (c)
Portfolio turnover rate (d)                                 163%             55%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 70                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

                                                                   FOR THE PERIOD
                                                        YEAR       7/22/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    18.57      $    20.09
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.20            0.07
Net realized and unrealized gain (loss)                   (1.50)          (1.59)
                                                     ----------      ----------
Total from investment operations                          (1.30)          (1.52)
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.19)             --
                                                     ----------      ----------
Net asset value, end of period                       $    17.08      $    18.57
                                                     ==========      ==========
TOTAL RETURN (b)                                          (7.01)%         (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  626,762      $   31,574
Ratio of total expenses to average net assets              0.30%           0.30% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.29%           5.67% (c)
Portfolio turnover rate (d)                                   7%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 71

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds:

    First Trust NASDAQ Technology Dividend Index Fund - (The NASDAQ(R) Stock
      Market LLC ("NASDAQ") ticker "TDIV")
    Multi-Asset Diversified Income Index Fund - (NASDAQ ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (NASDAQ ticker
      "YDIV")
    First Trust High Income ETF - (NASDAQ ticker "FTHI")
    First Trust Low Beta Income ETF - (NASDAQ ticker "FTLB")
    First Trust NASDAQ Rising Dividend Achievers ETF - (NASDAQ ticker "RDVY") First Trust Dorsey Wright Focus 5 ETF - (NASDAQ ticker "FV")
    First Trust RBA American Industrial Renaissance(R) ETF - (NASDAQ ticker
      "AIRR")
    First Trust RBA Quality Income ETF - (NASDAQ ticker "QINC")
    First Trust Dorsey Wright International Focus 5 ETF - (NASDAQ ticker "IFV")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on NASDAQ. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Funds invest, or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM) (1)
Multi-Asset Diversified Income Index Fund                    NASDAQ Multi-Asset Diversified Income Index(SM) (1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM) (1)
First Trust NASDAQ Rising Dividend Achievers ETF             NASDAQ Rising Dividend Achievers Index (1)
First Trust Dorsey Wright Focus 5 ETF                        Dorsey Wright Focus Five Index (2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index (3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index
First Trust Dorsey Wright International Focus 5 ETF          Dorsey Wright International Focus Five Index (2)


(1) This index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This Index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. Prior to August 31, 2015, FTHI pursued its objectives by investing in large cap equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange traded covered call options on the S&P 500(R) Index (the "Index"). As of August 31, 2015, FTHI changed its investment strategy and may invest in equity securities of all market capitalizations and will write U.S. exchange-traded covered call options on the Index with expirations of less than one year in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of FTHI's overall NAV.

The investment objective of FTLB is to provide current income. Prior to August 31, 2015, FTLB pursued its objective by investing in large cap equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Index and writing (selling) U.S. exchange-traded covered call options on the Index. As of August 31, 2015, FTLB changed its investment strategy and may invest in equity securities of all market capitalizations and will write U.S. exchange-traded covered call options and hold put options on the Index with expirations of less than one year in

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide FTLB with downside protection and which are expected to reduce FTLB's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of FTLB's overall NAV.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2015, is included with each Fund's Portfolio of Investments.

B. OPTION CONTRACTS

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the Index to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write
(sell) covered call options or put ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded call or put options on the Index to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a call or put option on the Index, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Net realized gain (loss) on Investments" on the Statements of Operations.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs and master limited partnerships ("MLPs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the period is not known until after the REIT's and MLP's fiscal year end. A Fund records the character of distributions received from the REITs and MLPs during the year based on estimates. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs and MLPs after their tax reporting periods conclude.

D. AFFILIATED TRANSACTIONS

MDIV, FV and IFV invest in securities of affiliated funds. Each Fund's investment performance and risks are related to the investment performance and risks of the affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

Amounts relating to these investments in MDIV at September 30, 2015, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2014     PURCHASES       SALES       9/30/2015      9/30/2015        INCOME      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
First Trust Tactical High
   Yield ETF                       --        4,682,098     (1,014,447)    3,667,651   $  176,560,719   $10,131,940   $   (204,518)
                                                                                      --------------   -----------   ------------


Amounts relating to these investments in FV at September 30, 2015, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2014     PURCHASES       SALES       9/30/2015      9/30/2015        INCOME      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                         3,092,483    19,177,776    (1,624,104)   20,646,155   $  707,543,732   $ 4,355,169   $  4,387,501
First Trust Consumer Staples
   AlphaDEX(R) Fund             2,683,233    16,640,048    (1,409,192)   17,914,089      750,779,470     8,025,791      7,538,556
First Trust Dow Jones Internet
   Index Fund                   1,832,001    11,361,160      (962,140)   12,231,021      808,103,558            --      8,251,176
First Trust Health Care
   AlphaDEX(R) Fund             2,087,237    12,943,792    (1,096,168)   13,934,861      811,008,910            --     10,604,527
First Trust NYSE Arca
   Biotechnology Index Fund     1,454,495     9,019,968      (763,872)    9,710,591      983,877,080     1,131,943     21,643,084
                                                                                      --------------   -----------   ------------
                                                                                      $4,061,312,750   $13,512,903   $ 52,424,844
                                                                                      ==============   ===========   ============


Amounts relating to these investments in IFV at September 30, 2015, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2014     PURCHASES       SALES       9/30/2015      9/30/2015        INCOME      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
First Trust Canada AlphaDEX(R)
   Fund                           177,276        52,140      (229,416)           --   $           --   $        --   $   (498,117)
First Trust Emerging Markets
   Small Cap AlphaDEX(R) Fund     156,434       148,627      (305,061)           --               --            --       (503,927)
First Trust Germany
   AlphaDEX(R) Fund               164,356     5,246,361    (1,633,599)    3,777,118      127,024,478     1,825,920     (2,891,157)
First Trust Hong Kong
   AlphaDEX(R) Fund                    --     4,888,517    (1,408,273)    3,480,244      114,500,027     2,608,042     (7,194,457)
First Trust ISE Chindia Index
   Fund                                --     6,254,900    (1,891,880)    4,363,020      111,213,380       697,652     (5,426,200)
First Trust Switzerland
   AlphaDEX(R) Fund               199,580     4,870,809    (1,559,896)    3,510,493      130,941,389     1,637,501     (1,468,779)
First Trust United Kingdom
   AlphaDEX(R) Fund               150,518     4,848,210    (1,505,213)    3,493,515      140,124,887     2,884,764        839,670
                                                                                      --------------   -----------   ------------
                                                                                      $  623,804,161   $ 9,653,879   $(17,142,967)
                                                                                      ==============   ===========   ============


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI and FTLB and quarterly for TDIV, RDVY, FV, AIRR, QINC and IFV or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2015 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  17,128,472    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            46,293,066               --       17,763,597
International Multi-Asset Diversified Income Index Fund                                 669,713               --           36,444
First Trust High Income ETF                                                              74,928               --          165,274
First Trust Low Beta Income ETF                                                          55,135               --           72,061
First Trust NASDAQ Rising Dividend Achievers ETF                                        355,691               --               --
First Trust Dorsey Wright Focus 5 ETF                                                 2,921,750               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  283,600               --               --
First Trust RBA Quality Income ETF                                                      242,181               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   5,675,990               --               --


The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2014 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  12,811,593    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            35,770,042               --               --
International Multi-Asset Diversified Income Index Fund                                 457,853               --               --
First Trust High Income ETF                                                              64,556               --               --
First Trust Low Beta Income ETF                                                          47,581               --               --
First Trust NASDAQ Rising Dividend Achievers ETF                                         88,676               --               --
First Trust Dorsey Wright Focus 5 ETF                                                    77,850               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                   99,680               --               --
First Trust RBA Quality Income ETF                                                       62,231               --               --
First Trust Dorsey Wright International Focus 5 ETF                                          --               --               --


As of September 30, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)     (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $          --  $   (21,259,314)   $ (37,318,915)
Multi-Asset Diversified Income Index Fund                                                    --      (81,589,196)     (75,681,524)
International Multi-Asset Diversified Income Index Fund                                      --       (1,717,485)      (2,085,302)
First Trust High Income ETF                                                                  --          (41,359)        (323,715)
First Trust Low Beta Income ETF                                                              --          (41,882)        (237,921)
First Trust NASDAQ Rising Dividend Achievers ETF                                        153,034               --       (2,853,499)
First Trust Dorsey Wright Focus 5 ETF                                                 3,141,303               --     (241,988,365)
First Trust RBA American Industrial Renaissance(R) ETF                                   51,095       (8,702,350)     (10,588,265)
First Trust RBA Quality Income ETF                                                           --         (382,116)        (560,566)
First Trust Dorsey Wright International Focus 5 ETF                                   2,974,301       (1,099,438)    (121,544,431)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

F. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit for MDIV and TDIV. Taxable years ended 2013, 2014 and 2015 remains open to federal and state audit for YDIV. Taxable years ended 2014 and 2015 remains open to federal and state audit for AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. As of September 30, 2015, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2015, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                                Capital
                                                             Loss Available
                                                             --------------
First Trust NASDAQ Technology Dividend Index Fund            $   21,259,314
Multi-Asset Diversified Income Index Fund                        81,589,196
International Multi-Asset Diversified Income Index Fund           1,717,485
First Trust High Income ETF                                          41,359
First Trust Low Beta Income ETF                                      41,882
First Trust NASDAQ Rising Dividend Achievers ETF                         --
First Trust Dorsey Wright Focus 5 ETF                                    --
First Trust RBA American Industrial Renaissance(R) ETF            8,702,350
First Trust RBA Quality Income ETF                                  382,116
First Trust Dorsey Wright International Focus 5 ETF               1,099,438

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2015, the adjustments for each Fund were as follows:

                                                                                    Accumulated Net
                                                             Accumulated Net         Realized Gain
                                                               Investment              (Loss) on             Paid-in
                                                              Income (Loss)           Investments            Capital
                                                             ---------------        ---------------       --------------
First Trust NASDAQ Technology Dividend Index Fund            $      (622,276)       $   (59,548,711)      $   60,170,987
Multi-Asset Diversified Income Index Fund                          2,963,952             (3,169,262)             205,310
International Multi-Asset Diversified Income Index Fund               23,847                  2,978              (26,825)
First Trust High Income ETF                                             (203)               (81,054)              81,257
First Trust Low Beta Income ETF                                         (197)                   (57)                 254
First Trust NASDAQ Rising Dividend Achievers ETF                          --             (1,140,445)           1,140,445
First Trust Dorsey Wright Focus 5 ETF                                     --            (52,424,504)          52,424,504
First Trust RBA American Industrial Renaissance(R) ETF                    --             (5,643,332)           5,643,332
First Trust RBA Quality Income ETF                                      (162)              (639,180)             639,342
First Trust Dorsey Wright International Focus 5 ETF                      531             15,641,348          (15,641,879)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

G. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses excluding those attributable to affiliated funds held by MDIV, taxes, interest and extraordinary expenses, which are paid by each respective Fund.

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ Technology Dividend Index Fund               The NASDAQ OMX Group, Inc
Multi-Asset Diversified Income Index Fund                       The NASDAQ OMX Group, Inc
International Multi-Asset Diversified Income Index Fund         The NASDAQ OMX Group, Inc
First Trust NASDAQ Rising Dividend Achievers ETF                The NASDAQ OMX Group, Inc
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC First Trust
Dorsey Wright International Focus 5 ETF                         Dorsey, Wright & Associates, LLC

The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                         Rate
                                                                       ---------
      First Trust NASDAQ Technology Dividend Index Fund                  0.50%
      Multi-Asset Diversified Income Index Fund                          0.60%
      International Multi-Asset Diversified Income Index Fund            0.70%
      First Trust High Income ETF                                        0.85%
      First Trust Low Beta Income ETF                                    0.85%
      First Trust NASDAQ Rising Dividend Achievers ETF                   0.50%
      First Trust Dorsey Wright Focus 5 ETF                              0.30%
      First Trust RBA American Industrial Renaissance(R) ETF             0.70%
      First Trust RBA Quality Income ETF                                 0.70%
      First Trust Dorsey Wright International Focus 5 ETF                0.30%


Pursuant to a contractual agreement dated December 15, 2014 between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of MDIV's management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2016. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the period ended September 30, 2015, MDIV waived $954,750 of management fees.

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses with the exception of those attributable to affiliated funds held by MDIV, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2015, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    180,103,895    $    179,715,566
Multi-Asset Diversified Income Index Fund                      1,104,045,301       1,111,980,541
International Multi-Asset Diversified Income Index Fund           18,894,343          18,899,776
First Trust High Income ETF                                        9,044,996           9,176,213
First Trust Low Beta Income ETF                                    7,070,568           7,174,896
First Trust NASDAQ Rising Dividend Achievers ETF                  13,213,269          13,126,103
First Trust Dorsey Wright Focus 5 ETF*                                    --                  --
First Trust RBA American Industrial Renaissance(R) ETF            52,355,077          52,256,335
First Trust RBA Quality Income ETF                                14,606,448          14,585,302
First Trust Dorsey Wright International Focus 5 ETF*              25,487,844          23,856,273

For the fiscal year ended September 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    169,523,186    $    359,421,662
Multi-Asset Diversified Income Index Fund                        352,535,258         100,453,375
International Multi-Asset Diversified Income Index Fund            3,837,417             819,846
First Trust High Income ETF                                        5,036,153           1,025,470
First Trust Low Beta Income ETF                                    2,008,077                  --
First Trust NASDAQ Rising Dividend Achievers ETF                  32,762,270          10,109,493
First Trust Dorsey Wright Focus 5 ETF*                         4,034,274,302         325,779,719
First Trust RBA American Industrial Renaissance(R) ETF            47,442,369          74,712,908
First Trust RBA Quality Income ETF                                11,657,858           6,508,916
First Trust Dorsey Wright International Focus 5 ETF*           1,005,181,799         277,826,485

* All transactions during the fiscal year ended September 30, 2015 were with affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                           5. DERIVATIVE TRANSACTIONS

Written option activity for FTHI was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                 8         $ 11,056
Options written                                           94          249,994
Options expired                                           (2)          (3,014)
Options exercised                                         --               --
Options closed                                           (77)        (190,546)
                                                        ----         --------
Options outstanding at September 30, 2015                 23         $ 67,490
                                                        ====         ========

Written option activity for FTLB was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                 8         $ 10,226
Options written                                           91          197,203
Options expired                                           (1)          (1,667)
Options exercised                                         --               --
Options closed                                           (66)        (147,259)
                                                        ----         --------
Options outstanding at September 30, 2015                 32         $ 58,503
                                                        ====         ========

During the fiscal year ended September 30, 2015, FTLB held purchased options with market values ranging from $65 to $30,600, as measured at each month end.

The following tables present the types of derivatives held by the following Funds at September 30, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk                     --                       --        Options written, at value             $   18,632


FTLB
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk           Investments, at value          $   54,040*   Options written, at value             $   25,173

* Represents put options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                       EQUITY RISK
                                                               ----------------------------
STATEMENTS OF OPERATIONS LOCATION                                   FTHI          FTLB
-------------------------------------------------------------------------------------------
Net realized gain (loss) on Investments**                      $       --    $  (52,827)
Net realized gain (loss) on Written options transactions           38,956        23,897
Net change in unrealized gain (loss) on Investments**                  --        22,617
Net change in unrealized gain (loss) on Written options held       45,772        31,074

** Represents put options purchased.

FTHI and FTLB do not have the right to offset financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund           $            500         $            500
Multi-Asset Diversified Income Index Fund                              1,000                    1,000
International Multi-Asset Diversified Income Index Fund                3,400                    3,400
First Trust High Income ETF                                              750                      750
First Trust Low Beta Income ETF                                          750                      750
First Trust NASDAQ Rising Dividend Achievers ETF                         500                      500
First Trust Dorsey Wright Focus 5 ETF                                    500                      500
First Trust RBA American Industrial Renaissance(R) ETF                   500                      500
First Trust RBA Quality Income ETF                                       500                      500
First Trust Dorsey Wright International Focus 5 ETF                      500                      500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2017 for TDIV, MDIV, YDIV, FTHI, FTLB, RDVY, FV, AIRR, and QINC, and July 17, 2016 for IFV.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On October 20, 2015, the following Funds declared a monthly distribution to shareholders of record on October 23, 2015, payable October 30, 2015.

                                                                Per Share
                                                                 Amount
                                                               -----------
International Multi-Asset Diversified Income Index Fund          $ 0.059
Multi-Asset Diversified Income Index Fund                        $ 0.069
First Trust High Income ETF                                      $ 0.080
First Trust Low Beta Income ETF                                  $ 0.055

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
VI:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, and First Trust Dorsey Wright International Focus 5 ETF, each a series of the First Trust Exchange-Traded Fund VI (the "Funds"), including the portfolios of investments, as of September 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Funds' custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2015, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 20, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2015, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                     Dividends
                                                                     Received
                                                                     Deduction
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                      96.90%
Multi-Asset Diversified Income Index Fund                              19.42%
International Multi-Asset Diversified Income Index Fund                 0.00%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust NASDAQ Rising Dividend Achievers ETF                       75.97%
First Trust Dorsey Wright Focus 5 ETF                                       *
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                         *

For the taxable period ended September 30, 2015, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                     Qualified
                                                                     Dividend
                                                                      Income
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                     100.00%
Multi-Asset Diversified Income Index Fund                              29.58%
International Multi-Asset Diversified Income Index Fund                64.12%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust NASDAQ Rising Dividend Achievers ETF                       80.74%
First Trust Dorsey Wright Focus 5 ETF                                       *
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                         *

* The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Dividend received deduction and qualified dividend income will be posted on the FTP website and disclosed in the tax letter.

For the tax year ended September 30, 2015, the First Trust NASDAQ Rising Dividend Achievers ETF designated $11,320 or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of the Fund's long-term capital gains and of these proceeds, $11,320, or amounts necessary, represents long-term capital gain from the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                   Gross Foreign Income         Foreign Taxes Paid
                                                                  -----------------------     -----------------------
                                                                    Amount     Per Share        Amount     Per Share
                                                                  -----------------------     -----------------------
International Multi-Asset Diversified Income Index Fund           $  821,078   $     1.03     $   64,949   $     0.08
First Trust Dorsey Wright International Focus 5 ETF                       **           **             **           **

** The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust NASDAQ Technology Dividend Index Fund (TDIV)
    Multi-Asset Diversified Income Index Fund (MDIV)
    International Multi-Asset Diversified Income Index Fund (YDIV)
    First Trust High Income ETF (FTHI) First Trust Low Beta Income ETF (FTLB) First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)
    First Trust Dorsey Wright Focus 5 ETF (FV)
    First Trust RBA American Industrial Renaissance(R) ETF (AIRR)
    First Trust RBA Quality Income ETF (QINC)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2016, at a meeting held on June 16, 2015. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for each Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds or "ETFs") selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor for TDIV, MDIV and YDIV at the meeting held on March 8-9, 2015, and materials for all Funds at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that, unlike most ETFs to which First Trust currently provides


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                         SEPTEMBER 30, 2015 (UNAUDITED)

management services, FTLB and FTHI are not designed to track the performance of an index. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee payable to the Advisor by each Fund under the Agreements, noting that FV pays a fee equal to an annual rate of 0.30%; TDIV and RDVY each pay a fee equal to an annual rate of 0.50%; MDIV pays a fee equal to an annual rate of 0.60%; YDIV, QINC and AIRR each pay a fee equal to an annual rate of 0.70%; and FTLB and FTHI each pay a fee equal to an annual rate of 0.85% of their average daily net assets, and that the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and licensing fees, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee. The Board also reviewed data prepared by MPI showing the unitary fee for each Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group and determined that, because each Fund charges a unitary fee, expense ratios were the most relevant data point. Based on the information provided, the Board noted that the unitary fee for each Fund (except MDIV and FV) was above the median total (net) expense ratio of the peer funds in its MPI Peer Group, and that the unitary fee for each of MDIV and FV was below the median total (net) expense ratio of the peer funds in its MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. With the exception of FTLB and FTHI, the Board also considered information for periods ended December 31, 2014 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. With respect to YDIV, the Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between YDIV's performance and that of its underlying index. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking error for each such Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each applicable Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis for those Funds on its review of correlation and tracking error.

For the two actively managed funds, FTLB and FTHI, the Board reviewed data prepared by MPI comparing each Fund's performance to its MPI Peer Group and to a broad-based benchmark, and noted that each Fund outperformed the average of its MPI Peer Group and that FTHI outperformed its benchmark for the since-inception (January 6, 2014) period ended December 31, 2014.

On the basis of all the information provided on the unitary fee and performance of each Fund, the Board concluded that the unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the Funds' fee levels reflect any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of TDIV, MDIV, FV and AIRR were not unreasonable. The Board noted that the Advisor estimated that YDIV, QINC, RDVY, FTLB and FTHI were not profitable to the Advisor. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in



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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

connection with its management of the Funds' portfolios. The Board also considered the Advisor's compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF's returns may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF currently have fewer assets than larger, more established funds, and like other funds with fewer assets, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund are subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, and First Trust Dorsey Wright Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, and First Trust Dorsey Wright Focus 5 ETF invest in the securities of companies in the information technology sector. General risks of information technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The International Multi-Asset Diversified Income Index Fund invests in infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure companies may be directly affected by energy commodity prices, especially infrastructure companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of infrastructure companies. Infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry, each of which are subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in consumer discretionary companies which are companies that provide non-essential goods and services such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The ETFs in which the First Trust Dorsey Wright International Focus 5 ETF will be five First Trust country/region-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Indexes for First Trust Dorsey Wright Focus5 ETF and First Trust Dorsey Wright International Focus 5 ETF employ a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs. First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF may be subject to more risk because ETFs in which the Funds invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

For First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF, pursuant to the methodology that the index provider uses to calculate and maintain each Fund's underlying indexes, each Fund may own a significant portion of the First Trust ETFs. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, each Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between such Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose each Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase each Fund's costs and market exposure.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                            NUMBER OF            OTHER
                                                                                          PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                          THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                           FUND COMPLEX      HELD BY TRUSTEE
     DATE OF BIRTH AND             ELECTED OR             PRINCIPAL OCCUPATIONS            OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS               TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician; President, Wheaton              116         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner,
120 E. Liberty Drive,          o Since Inception    Gundersen Real Estate Limited
  Suite 400                                         Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term    President (March 2010 to Present),         116         Director of ADM
c/o First Trust Advisors L.P.                       Senior Vice President and Chief                        Investor Services,
120 E. Liberty Drive,          o Since Inception    Financial Officer (May 2007 to                         Inc., ADM
  Suite 400                                         March 2010), ADM Investor                              Investor Services
Wheaton, IL 60187                                   Services, Inc. (Futures Commission                     International and
D.O.B.: 11/57                                       Merchant)                                              Futures Industry
                                                                                                           Association

Robert F. Keith, Trustee       o Indefinite Term    President (2003 to Present), Hibs          116         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and                             Company of
120 E. Liberty Drive,          o Since Inception    Management Consulting)                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term    Managing Director and Chief                116         Director of
c/o First Trust Advisors L.P.                       Operating Officer (January 2015 to                     Covenant
120 E. Liberty Drive,          o Since Inception    Present), Pelita Harapan                               Transport Inc.
  Suite 400                                         Educational Foundation                                 (May 2003 to
Wheaton, IL 60187                                   (Educational Products and                              May 2014)
D.O.B.: 03/54                                       Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Servant
                                                    Interactive LLC (Educational
                                                    Products and Services); President
                                                    and Chief Executive Officer (June
                                                    2012 to September 2014), Dew
                                                    Learning LLC (Educational Products
                                                    and Services); President (June
                                                    2002 to June 2012),  Covenant
                                                    College

------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Indefinite  Term   Chief Executive Officer (December          116         None
Chairman of the Board                               2010 to Present), President
120 E. Liberty Drive,          o Since Inception    (until December 2010), First Trust
  Suite 400                                         Advisors L.P. and First Trust
Wheaton, IL 60187                                   Portfolios L.P.; Chairman of the
D.O.B.: 09/55                                       Board of Directors, BondWave LLC
                                                    (Software Development Company/
                                                    Investment Advisor) and
                                                    Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

                                  POSITION AND                TERM OF OFFICE
       NAME, ADDRESS                OFFICES                   AND LENGTH OF                      PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH             WITH TRUST                    SERVICE                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                President and                o Indefinite term            Chief Operating (December 2010 to
120 E. Liberty Drive,          Chief Executive                                           Present) and Chief Financial Officer,
  Suite 400                    Officer                      o Since Inception            First Trust Advisors L.P and First
Wheaton, IL 60187                                                                        Trust Portfolios L.P.; Chief
D.O.B.: 11/57                                                                            Financial Officer, BondWave LLC
                                                                                         (Software Development Company/
                                                                                         Investment Advisor) and Stonebridge
                                                                                         Advisors LLC (Investment Advisor)


James M. Dykas                 Treasurer, Chief             o Indefinite term            Controller (January 2011 to Present),
120 E. Liberty Drive,          Financial Officer                                         Senior Vice President (April 2007 to
  Suite 400                    and Chief                    o Since Inception            Present), First Trust Advisors L.P.
Wheaton, IL 60187              Accounting Officer                                        and First Trust Portfolios L.P.
D.O.B.: 01/66



W. Scott Jardine               Secretary and                o Indefinite term            General Counsel, First Trust Advisors
120 E. Liberty Drive,          Chief Legal Officer                                       L.P., First Trust Portfolios L.P.;
  Suite 400                                                 o Since Inception            Secretary and General Counsel,
Wheaton, IL 60187                                                                        BondWave LLC (Software Development
D.O.B.: 05/60                                                                            Company/Investment Advisor) and
                                                                                         Stonebridge Advisors LLC (Investment
                                                                                         Advisor)

Daniel J. Lindquist            Vice President               o Indefinite term            Managing Director (July 2012 to
120 E. Liberty Drive,                                                                    Present), Senior Vice President
  Suite 400                                                 o Since Inception            (September 2005 to July 2012), First
Wheaton, IL 60187                                                                        Trust Advisors L.P. and First Trust
D.O.B: 02/70                                                                             Portfolios L.P.



Kristi A. Maher                Chief Compliance             o Indefinite term            Deputy General Counsel, First Trust
120 E. Liberty Drive,          Officer and                                               Advisors L.P. and First Trust
  Suite 400                    Assistant Secretary          o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66



Roger F. Testin                Vice President               o Indefinite term            Senior Vice President, First Trust
120 E. Liberty Drive,                                                                    Advisors L.P. and First Trust
  Suite 400                                                 o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                    Vice President               o Indefinite term            Senior Vice President (September 2012
120 E. Liberty Drive,                                                                    to Present), Vice President (August
  Suite 400                                                 o Since Inception            2005 to September 2012), First Trust
Wheaton, IL 60187                                                                        Advisors L.P. and First Trust
D.O.B.: 11/70                                                                            Portfolios L.P.

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $195,400 for 2014, and $213,400 for 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and 2015.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $12,925 for 2014, and $36,550 for 2015.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2014 and 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and 2015.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                 Registrant:                  Adviser and Distributor:
                 -----------                  ------------------------
                   (b) 0%                              (b) 0%
                   (c) 0%                              (c) 0%
                   (d) 0%                              (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2014 ,were $12,925 for the registrant, $43,500 for the registrant's investment adviser and $36,000 for the registrant's distributor; and for 2015, the fees were $36,550 for the registrant, $12,500 for the registrant's investment adviser, and $36,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund VI
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2015
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2015
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 20, 2015
     ---------------------

* Print the name and title of each signing officer under his or her signature.